NORTHERN FUNDS

(THE “TRUST”)

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2015 (as revised September 30, 2015)

MULTI-MANAGER EMERGING MARKETS EQUITY FUND (NMMEX)

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND (NMFIX)

MULTI-MANAGER GLOBAL REAL ESTATE FUND (NMMGX)

MULTI-MANAGER INTERNATIONAL EQUITY FUND (NMIEX)

MULTI-MANAGER LARGE CAP FUND (NMMLX)

MULTI-MANAGER MID CAP FUND (NMMCX)

MULTI-MANAGER SMALL CAP FUND (NMMSX)

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND (NMEDX)

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND (NMHYX)

This Statement of Additional Information dated July 31, 2015 (as revised September 30, 2015) (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated July 31, 2015, as amended or supplemented from time to time, for the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds” or “Multi-Manager Funds”) of Northern Funds (the “Prospectus”). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements for the Funds and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year or period ended March 31, 2015, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. Each Fund, except for the Multi-Manager Global Listed Infrastructure Fund and Multi-Manager Emerging Markets Debt Opportunity Fund, is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Multi-Manager Global Listed Infrastructure Fund and Multi-Manager Emerging Markets Debt Opportunity Fund are classified as non-diversified under the 1940 Act.

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers asset allocation, equity, equity index, fixed income, and money market funds, which are not described in this SAI.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) or any of the Sub-Advisers (as defined below), to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of each Fund will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

Multi-Manager Emerging Markets Equity Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled in emerging and frontier markets. Emerging and frontier markets are defined as those markets included in the MSCI Emerging Markets® Index and MSCI Frontier Markets® Index. The Fund’s sub-advisers may also consider emerging and frontier markets as classified by the World Bank, International Finance Corporation or the United Nations and other similar agencies.

Multi-Manager Global Listed Infrastructure Fund seeks total return through both income and capital appreciation. In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities of infrastructure companies listed on a domestic or foreign exchange. The Fund invests primarily in equity securities, including common stock and preferred stock, of infrastructure companies. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the securities of infrastructure companies economically tied to a foreign (non-U.S.) country, including emerging market countries. The Fund may invest in large, medium or small capitalization infrastructure companies.

Multi-Manager Global Real Estate Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of real estate companies and real estate related companies (collectively “real estate companies”). This means that the Fund will concentrate its investments in companies that derive a significant portion of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have a significant portion of their assets in these types of real estate-related areas. The Fund will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Fund assets that may be invested in the securities of foreign companies. The Fund anticipates that it will invest greater than 25% of its assets in equity-related securities of real estate companies in the United States. The Fund does not invest directly in real estate.

Multi-Manager International Equity Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled outside the United States. The Fund may invest in companies of any size located in a number of countries throughout the world but primarily in the world’s developed capital markets. The Fund also may invest up to 40% of its net assets in issuers domiciled in emerging markets.

Multi-Manager Large Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the market capitalization of the companies in the Russell 1000® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies.

Multi-Manager Mid Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the market capitalization of companies in the Russell Midcap® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies.

Multi-Manager Small Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the capitalization of companies in the Russell 2000® Index or the Standard & Poor’s SmallCap 600® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies.

Multi-Manager Emerging Markets Debt Opportunity Fund seeks total return consisting of a combination of income and capital appreciation. In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets in fixed income securities that provide exposure to debt issuers based in or economically tied to emerging or frontier markets. Emerging and frontier markets are defined as those identified by the World Bank Group as being “developing or emerging economies” or are included in the JP Morgan EMBI Global Diversified Index and/or JP Morgan GBI-EM Global Diversified Index.

Multi-Manager High Yield Opportunity Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities that are rated below investment grade (commonly referred to as “junk bonds”). Although the Fund primarily invests in the debt obligations of domestic issuers, it may invest in fixed income securities of foreign issuers, including issuers located in emerging market countries. The Fund’s investments in foreign issuers together with notional underlying foreign currency exposure are not expected to exceed 30%.

MULTI-MANAGER STRUCTURE

The Funds are managed by the Investment Adviser and one or more asset managers who are unaffiliated with the Investment Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Trust’s Board of Trustees (the “Board”), the Investment Adviser is responsible for selecting the Funds’ investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with each

Fund’s investment objective and strategies. The Investment Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers. The Investment Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). To the extent consistent with their respective investment objectives and strategies, the Funds, except the Multi-Manager High Yield Opportunity Fund, may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Multi-Manager High Yield Opportunity Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Fund will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”)

include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008-2009 has resulted, and continues to result, in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

BRADY BONDS. The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in certain debt obligations, customarily referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds and thus are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in-full as to principal due at maturity by U.S. Treasury zero coupon obligations, which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Multi-Manager Emerging Markets Debt Opportunity Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Based upon current market conditions, the Multi-Manager Emerging Markets Debt Opportunity Fund would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Multi-Manager Emerging Markets Debt Opportunity Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.

These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Multi-Manager Emerging Markets Debt Opportunity Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Multi-Manager Emerging Markets Debt Opportunity Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The Multi-Manager Emerging Markets Debt Opportunity Fund is permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Multi-Manager Emerging Markets Debt Opportunity Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Multi-Manager Emerging Markets Debt Opportunity Fund’s assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Multi-Manager Emerging Markets Debt Opportunity Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The portfolio turnover rates for the Multi-Manager Global Real Estate Fund and Multi-Manager Emerging Markets Debt Opportunity Fund were significantly higher for the fiscal year ended March 31, 2015 than for the prior fiscal year. The increase in the portfolio turnover rate for the Multi-Manager Global Real Estate Fund was primarily due to material changes to the Fund, including changes to all of the sub-advisers during the period. The increase in the portfolio turnover rate for the Multi-Manager Emerging Markets Debt Opportunity Fund was due to two primary drivers. First, changes to the market value of the Fund during the period due to large inflows and outflows relative to the size of the Fund. Second, heavy trading of the Fund due to conditions in the market place, including changes to its allocations between external and local currency.

The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights tables in the Funds’ prospectus for the Funds’ portfolio turnover rates for the fiscal year or period ended March 31, 2015. The portfolio turnover rate for each of the Funds is likely to be higher than those of funds with a single investment manager.

COLLATERALIZED DEBT OBLIGATIONS. The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations

(“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. The Multi-Manager High Yield Opportunity Fund may also invest to a moderate extent in CDOs. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933, as amended (“1933 Act”) for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by a Fund as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectus (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a

U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser and Sub-Advisers may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CORPORATE DEBT SECURITIES. The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments). The Multi-Manager Emerging Markets Debt Opportunity Fund may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

CURRENCY SWAPS. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into currency swap transactions for hedging purposes. The Multi-Manager Emerging Markets Debt Opportunity may also enter into currency swap transactions to gain exposure to certain countries or currencies. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and their Investment Adviser and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Ratings Services (“Standard & Poor’s” or “S&P”) or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s Investor Services, Inc. (“Moody’s”) or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 23.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

EQUITY SWAPS. The Funds, except the Multi-Manager High Yield Opportunity Fund, may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes. The Multi-Manager Emerging Markets Debt Opportunity Fund may also enter into equity swap contracts for hedging purposes and to gain exposure to certain countries or currencies. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Funds and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as an NRSRO. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. In addition, a Fund will earmark on its books or segregate cash or liquid securities in an amount equal to the liability amount under the swaps or will otherwise cover its position as required by the 1940 Act.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or a Sub-Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 23.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”) AND GLOBAL DEPOSITARY RECEIPTS (“GDRs”). To the extent consistent with their respective investment objectives and strategies, the Funds may invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

EXCHANGE-TRADED NOTES. The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in Exchange-Traded Notes (“ETNs”). ETNs are a type of debt security that trades on exchanges and promises a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. The Multi-Manager Emerging Markets Debt Opportunity Fund could suffer a loss if the issuer defaults on an ETN.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser or Sub-Advisers anticipate that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with its investment objective and strategies, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies. The Multi-Manager Emerging Markets Debt Opportunity Fund may also purchase or sell forward foreign currency exchange contracts to gain exposure to certain countries or currencies.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its respective investment objective and strategies, each Fund may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. The Multi-Manager Emerging Markets Equity Fund and International Equity Fund intend to invest a substantial portion of their assets in foreign issuers. Under normal circumstances, the Multi-Manager Global Listed Infrastructure Fund will invest at least 40%, and may invest up to 100%, of its assets in the securities of infrastructure companies economically tied to foreign (non-U.S.) countries, including emerging market countries. The Multi-Manager Emerging Markets Debt Opportunity Fund invests primarily in foreign securities. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager International Equity Fund (the “International Funds”) may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 149.

Investors should understand that the expense ratios of the International Funds can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 149.

The Funds’ foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Funds. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

Certain Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. The March 2011 earthquakes and tsunami in Japan have caused volatility in the Japanese securities markets. The longstanding impact of these natural disasters, however, remains unclear.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. As noted in the Prospectus, the Multi-Manager Emerging Markets Equity Fund invests its assets primarily in countries with emerging economies or securities markets and may also invest its assets in frontier market countries. The Multi-Manager Emerging Markets Debt Opportunity Fund invests its assets primarily in issuers based in or economically tied to emerging or frontier markets. The other Multi-Manager Funds, to the extent permitted by their investment objectives and strategies, may also invest in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging and frontier countries may not be fully developed. To the extent a Fund invests in emerging countries, Fund assets that are traded in such markets and which have been entrusted to sub-custodians in these markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may invest in former “eastern bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

A significant portion of the Multi-Manager Emerging Markets Debt Opportunity Fund’s portfolio may also be invested in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Multi-Manager Emerging Markets Debt Opportunity Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies that are not free floating against the U.S. Dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Multi-Manager Emerging Markets Debt Opportunity Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Multi-Manager Emerging Markets Debt Opportunity Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

The Multi-Manager Emerging Markets Equity Fund invests primarily in the equity securities of issuers located in countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index. As of May 29, 2015, these indices consisted of the following countries: Argentina, Bahrain, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Greece, Hungary, India, Indonesia, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, the Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Ukraine, United Arab Emirates and Vietnam. The Sub-Advisers may also invest in other emerging and frontier markets as classified by the World Bank, International Finance Corporation or the United Nations and other similar agencies.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. A Fund that invests a significant percentage of its assets in foreign securities may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. A Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Adviser will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to a Fund. This is particularly so for Funds that focus on small- and mid-cap companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate a Fund’s exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes. The Multi-Manager Emerging Markets Debt Opportunity Fund may also invest in futures contracts and may purchase and sell call and put options on futures contracts to gain exposure to certain countries and currencies.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations. The Trust, on behalf of each Fund, is required to affirm each Fund’s CPO exclusion annually within 60 days of the start of the calendar year.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. The Multi-Manager Emerging Markets Debt Opportunity Fund may purchase high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser or Sub-Advisers determine, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INFLATION-INDEXED SECURITIES. The Multi-Manager High Yield Opportunity Fund may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Fund, however, distributes income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, each Fund, except the Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund, may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS AND INTEREST RATE FLOORS, CAPS AND COLLARS. To the extent consistent with its investment objective and strategies, the Multi-Manager High Yield Opportunity Fund may enter into interest rate, total rate of return and credit swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes. The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into interest rate, total rate of return and credit swap transactions and transactions involving interest rate floors, caps and collars for hedging and to seek total return purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser and Sub-Advisers believe that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by a Fund’s limitations on illiquid investments.

When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Fund will not enter into a total rate of return, credit or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser and Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, total rate of return and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser and Sub-Advisers are incorrect in their forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser and Sub-Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, caps, floors and collars.

INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, the limits will not apply to the investment of securities lending collateral by the Funds in certain investment portfolios advised by NTI. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Funds may invest uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI. The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Portfolio and the Funds treat investments in the Portfolio as the purchase and redemption of the Portfolio’s shares. Any fund, including a Fund, investing in the Portfolio pursuant to the exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Portfolio, and will have all rights and obligations of a shareholder, as provided in the Trust Agreement, including voting rights. In addition to the management, transfer agent and custody fees payable by the Funds to the Investment Adviser and/or its affiliates, each fund, including a Fund, that invests its uninvested cash in the Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of the Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of management, transfer agent and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Portfolios is 0.35%. Pursuant to the exemptive order, the Investment Adviser is currently reimbursing each of the Funds invested in the Portfolio for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. The exemptive order requires the Funds’ Board to determine before a vote on the Management Agreement (as defined on page 74) that the management fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of a Fund’s investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser and Sub-Advisers conduct a Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Investment Adviser and Sub-Advisers certify to the Board quarterly that they have not received any consideration in connection with an investment by a Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser and Sub-Advisers.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in the Prospectus, the Funds may invest in securities of other investment companies subject to the restrictions set forth above. The securities may include: iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions. iShares are listed on a national securities exchange (an “exchange”), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares also could be substantially and adversely affected, and a Fund’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “creation units” in exchange for a “portfolio deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit designed to equalize the NAV of an underlying index and the NAV of a portfolio deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a creation unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a creation unit, a Fund will receive Index Securities and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

LENDING OF SECURITIES. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

MASTER LIMITED PARTNERSHIPS. The Multi-Manager Global Listed Infrastructure Fund may invest up to 25% of its net assets in equity securities of master limited partnerships (“MLPs”) and their affiliates. The other Funds may invest in MLPs to the extent consistent with their respective investment objectives and strategies. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds may, however, make short sales against-the-box.

MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, each Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s or Sub-Advisers’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s or Sub-Advisers’ ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

NON-DIVERSIFICATION. The Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager Global Listed Infrastructure Fund are each classified as a non-diversified investment company, as defined in the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in the obligations of a limited number of issuers. The value of shares of a Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. A Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer and not more than 10% of the outstanding voting securities of such issuer) as to 50% of its assets. The test does not apply to U.S. Government obligations and regulated investment companies.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Multi-Manager Emerging Markets Debt Opportunity Fund may purchase obligations of supranational entities. Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or “World Bank”), the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. To the extent consistent with its investment objective and strategies, each Fund (other than the Multi-Manager Emerging Markets Debt Opportunity Fund, whose investment policies with respect to options are discussed below) may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Writing Covered Options. The Multi-Manager Emerging Markets Debt Opportunity Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or, (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase a call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates it to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is covered if the Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. The Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. Segregated cash or liquid assets may be quoted or denominated in any currency.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes or to gain exposure to certain countries or currencies also depends in part on the ability of the Investment Adviser and Sub-Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. The Multi-Manager Emerging Markets Debt Opportunity Fund may purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. In addition, the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. The Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, it could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, the Fund may purchase call options on currency to seek to increase total return.

A currency call option written by the Fund obligates it to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by the Fund obligates it to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices—Writing Covered Options” on page 35.

The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of the Fund’s portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Fund may use options on currency to gain exposure to certain countries or currencies. The Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies which they do not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Multi-Manager Emerging Markets Debt Opportunity Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

The amount of the premiums that the Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Yield Curve Options. The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into options on the yield “spread” or differential between two securities. These transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser or Sub-Advisers, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Multi-Manager Emerging Markets Debt Opportunity Fund is unable to effect a closing purchase transaction with respect to covered options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options that are traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser and Sub-Advisers to manage further price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

PRIVATIZATIONS. Privatizations are foreign government programs for selling all or part of the interests in government-owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law or the terms on which the Multi-Manager Emerging Markets Debt Opportunity Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS. The Multi-Manager Global Real Estate Fund may invest without limit in real estate investment trust (“REITs”). To the extent consistent with their respective investment objectives and strategies, the other Funds may also invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments—General” on page 16).

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in small company securities. Small capitalization stocks will be the principal investments for the Multi-Manager Small Cap Fund. While the Sub-Advisers to the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund and Multi-Manager Small Cap Fund believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund and Multi-Manager Small Cap Fund to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund and Multi-Manager Small Cap Fund’s portfolios. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of these Funds’ shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor’s 500® Index (the “S&P 500 Index”).

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in medium and lower quality securities. The Multi-Manager High Yield Opportunity Fund invests primarily in lower quality securities and may invest in medium quality securities. The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser and Sub-Advisers. Descriptions of ratings of bonds are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser or Sub-Advisers perform their own analysis of the issuers whose lower quality securities the Funds purchase. Because of this, a Fund’s performance may depend more on its Investment Adviser’s or Sub-Advisers’ credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser or Sub-Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser or Sub-Advisers monitor the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. The Funds may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SOVEREIGN DEBT. The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in sovereign debt securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and Multi-Manager High Yield Opportunity Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and Multi-Manager High Yield Opportunity Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and Multi-Manager High Yield Opportunity Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STANDBY COMMITMENTS. The Multi-Manager High Yield Opportunity Fund may enter into standby commitments with respect to municipal instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Multi-Manager High Yield Opportunity Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

The Fund expects that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.

The Fund intends to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s and Sub-Advisers’ opinions, present minimal credit risks. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Fund pays directly or indirectly for a standby commitment, the Fund’s costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STOCK AND BOND INDICES. The FTSE® EPRA®/NAREIT® Global Index (the “FTSE EPRA/NAREIT Index”) is a free float-adjusted, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets. As of May 29, 2015, the FTSE EPRA/NAREIT Index consisted of issuers from the following 38 countries: Australia, Austria, Belgium and Luxembourg, Brazil, Canada, Chile, China, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom and the United States.

The BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Master II® Index, but caps issuer exposure to 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of US dollar-denominated, below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.

The MSCI ACWI Ex-USA® Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in the global developed and emerging markets, excluding the United States. As of May 29, 2015, the MSCI ACWI Ex-USA Index consisted of the following 45 developed and emerging market countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Columbia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Qatar, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and the United Arab Emirates.

The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to track the performance of a range of equity markets that are now more accessible to global investors. It aims to achieve a broad representation of the investment opportunity set while taking into consideration investability requirements within each market. As of May 29, 2015, the MSCI Frontier Markets Index consisted of the following 24 frontier market country indices: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam.

The Multi-Manager Emerging Markets Equity Fund and Multi-Manager International Equity Fund are not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Multi-Manager Emerging Markets Equity Fund and Multi-Manager International Equity Fund or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the Multi-Manager Emerging Markets Equity Fund and Multi-Manager International Equity Fund or the issuer or shareholders of the Multi-Manager Emerging Markets Equity Fund and Multi-Manager International Equity Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the Multi-Manager Emerging Markets Equity Fund and Multi-Manager International Equity Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the Multi-Manager Emerging Markets Equity Fund and Multi-Manager International Equity Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Multi-Manager Emerging Markets Equity Fund and Multi-Manager International Equity Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the Multi-Manager Emerging Markets Equity Fund and Multi-Manager International Equity Fund or any other person or entity in connection with the administration, marketing or offering of the Multi-Manager Emerging Markets Equity Fund and Multi-Manager International Equity Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Multi-Manager Emerging Markets Equity Fund, owners of the Multi-Manager Emerging Markets Equity Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Russell Midcap® Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. As of May 29, 2015, the market capitalization of the companies in the Russell Midcap® Index was between approximately $264 million and $37.8 billion.

The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization, which represents approximately 92% of the U.S. market as of May 29, 2015. As of May 29, 2015, the market capitalization of the companies in the Russell 1000® Index was between approximately $264 million and $785.5 billion.

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000® Index as of May 29, 2015. As of May 29, 2015, the market capitalization of the companies in the Russell 2000® Index was between approximately $15 million and $11.8 billion.

The Russell 3000® Index is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of May 29, 2015. As of May 29, 2015, the average market capitalization of the Russell 3000 Index was approximately $116.7 billion.

The S&P Composite 1500® Index is a broad-based capitalization-weighted index representing the large cap, mid cap and small cap segments of the U.S. equity market.

The S&P Global Infrastructure® Index provides liquid and tradeable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

The S&P SmallCap 600® Index is an unmanaged small cap index which measures the performance of the 600 smallest stocks in the S&P Composite 1500® Index. These stocks comprise 3.53% of the U.S. domestic equities market. As of May 29, 2015, the market capitalization of the companies in the S&P SmallCap 600® Index was between $73 million and $5.5 billion.

STRIPPED SECURITIES. To the extent consistent with its respective investment objective and strategies, each Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

STRUCTURED SECURITIES. The Multi-Manager High Yield Opportunity Fund may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a UIT or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objective and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser or Sub-Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser or Sub-Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The Multi-Manager High Yield Opportunity Fund will generally only purchase these securities if they are acquired along with investments in debt or convertible securities. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Sub-Advisers determine such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

Each Fund (other than the Multi-Manager Emerging Markets Debt Opportunity Fund) is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 153.

No Fund (other than the Multi-Manager Emerging Markets Debt Opportunity Fund) may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate or, in the case of the Multi-Manager Global Real Estate Fund and Multi-Manager High Yield Opportunity Fund, acquiring mortgage-related securities, or, in the case of the Multi-Manager Global Real Estate Fund, holding and selling real estate acquired by the Fund as a result of ownership of securities.

(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, except that (a) the Multi-Manager Global Real Estate Fund will invest at least 25% or more of its total assets in issuers principally engaged in real estate activities; and (b) the Multi-Manager Global Listed Infrastructure Fund will invest at least 25% or more of its total assets in issuers principally engaged in the infrastructure business. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restriction Nos. 1 and 7 above, the Funds have received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

In applying Investment Restriction No. 8 above, a security is considered to be issued by the entity or entities whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund’s total assets.

Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, a Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard (except that the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund and Multi-Manager International Equity Fund will use the MSCI industry classification titles). For the purpose of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Notwithstanding Investment Restriction No. 7, each Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

The Multi-Manager Emerging Markets Debt Opportunity Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” on page 153.

The Fund may not:

(1) Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Notwithstanding any of the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to industry concentration ), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

The following investment limitations are non-fundamental policies and may be changed by the Board with respect to the Multi-Manager Emerging Markets Debt Opportunity Fund without a vote of shareholders.

The Fund may not:

(1) Pledge, mortgage or hypothecate assets, except to secure permitted borrowings or in relation to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder. Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI and the Fund’s Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

(2) Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

(3) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

(4) Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5) Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 25% of the value of its total assets (including amounts borrowed), (b) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (c) the Fund may purchase securities on margin to the extent permitted by applicable law; and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(6) Make loans if, as a result, more than 25% of its total assets (including amounts borrowed) would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) loan to affiliates to the extent permitted by law.

(7) Purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Fund’s investment strategy to invest at least 80% of its assets in fixed income securities of emerging or frontier markets issuers is a non-fundamental policy and may be changed by the Board with at least 60 days’ notice to the Fund’s shareholders.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. In determining industry classification, the Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund’s Board.

Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Any Investment Restriction that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below 33-1/3% of its total assets (including the amount borrowed) plus an additional 5% of its total assets for temporary purposes, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser (or Sub-Advisers), Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither the Funds nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible web site. Information posted on the Trust’s web site may be separately provided to any person commencing the day after it is first published on the Trust’s web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Funds) only upon approval by the CCO, who must first determine that the Funds have a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Sub-Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer (R.R. Donnelley) and the Funds’ proxy voting service (Institutional Shareholder Services, Inc.) and certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg and FactSet. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Funds seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Funds currently publish on the Trust’s web site, www.northernfunds.com, complete portfolio holdings for the Funds as of the end of each calendar quarter, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds intend to publish on the Trust’s web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Funds may publish on the Trust’s web site complete portfolio holdings information more frequently if they have a legitimate business purpose for doing so. Portfolio holdings also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s web site at www.sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Funds. Prior to August 21, 2015, the Multi-Manager Funds were overseen by a separate board of trustees (“Multi-Manager Board”) within the Trust that consisted of William L. Bax, Edward J. Condon, Jr., Mark G. Doll, Sandra Polk Guthman, Thomas A. Kloet, Cynthia Plouché and Casey J. Sylla. The other funds within the Trust were overseen by the Trust’s Board of Trustees. At a meeting of the Multi-Manager Board on August 20, 2015, the Multi-Manager Board voted to amend the Trust’s Agreement and Declaration of Trust to eliminate the Multi-Manager Board as of August 21, 2015. The foregoing Trustees submitted their resignations from the Multi-Manager Board on August 21, 2015. On and after August 21, 2015, the Multi-Manager Funds are overseen by the Trust’s Board of Trustees, which consists of each of the foregoing Trustees and Stephen Potter and Mary Jacobs Skinner. Set forth below is information about the Trustees and the Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this SAI, each Trustee oversees a total of 55 portfolios in the Northern Funds Complex—Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William L. Bax Age: 71 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Edward J. Condon, Jr. Age: 75 Trustee since 2000

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•    Founding Member and Director of the Illinois Venture Capital Association since 2001;

•    Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•    Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Director of LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•    Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•    Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•    Director of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mark G. Doll Age: 65 Trustee since 2013

•    Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•    Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•    President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•    Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•    Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•    Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•    Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Sandra Polk Guthman Age: 71 Trustee since 2000 and Chairperson since 2015

•    Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•    Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•    Trustee of Rush University Medical Center since 2007;

•    Trustee of Wellesley College since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Age: 57 Trustee since 2015

•    Executive Director and Chief Executive Officer, TMX Group, Limited (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq OMX Group, Inc.

Cynthia R. Plouché Age: 58 Trustee since 2014

•    Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•    Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•    Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•    Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company—29 portfolios)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin—Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Stephen N. Potter(4) Age: 58 Trustee since 2008

•    President, Northern Trust Asset Management since 2008;

•    Chairman and President of Northern Trust Investments, Inc. since March 2008;

•    President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•    Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•    Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•    Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation, certain of the Sub-Advisers, and/or their affiliates.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since June 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of 50 South Capital Advisors, LLC since June 2015; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 37 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

Legal Counsel at The Northern Trust Company since 2014;

Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board of Trustees is currently composed of nine Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and two of whom are “interested persons” as defined in the 1940 Act (“interested Trustee”). The Chairperson of the Board of Trustees, Sandra Polk Guthman, is a non-interested Trustee. Stephen N. Potter is considered an interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Mary Jacobs Skinner is considered an interested Trustee because her law firm provides legal services to Northern Trust Corporation, certain of the Sub-Advisers, and/or their affiliates. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board of Trustees believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of non-interested Trustees (more than 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Potter serve as an interested Trustee brings management and financial insight that is important to certain of the Board of Trustees’ decisions and also in the best interest of shareholders.

•

Non-Interested Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board of Trustees’ general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Investment Adviser, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. The Investment Adviser, Sub-Advisers and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer. The Audit Committee reviews and discusses these reports with the Investment Adviser’s Chief Risk Officer prior to their presentation to the Board. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk, and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board of Trustees’ risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

The Board of Trustees also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues.

The Trust’s CCO reports to the Board of Trustees at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board of Trustees in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Funds during meetings with the non-interested Trustees and counsel. The CCO updates the Board of Trustees on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board of Trustees immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk. The CCO’s quarterly and annual reports include reports on the sub-advisers’ compliance and risk issues.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board of Trustees and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

NON-INTERESTED TRUSTEES

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2008. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Adviser, Sub-Advisers and other Fund service providers as a result of his public company board experience and service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2005, and his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate with responsibilities to various operating entities including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity he served as Chairman, Managing Director or Chairman of the Audit Committee of several rated subsidiaries active in public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years he retired in 1993 to form The Paradigm Group, a financial consulting and venture capital investment firm of which he remains CEO. Mr. Condon has been audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser, Sub-Advisers and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds since 2000 and on the Board of Trustees of Northern Institutional Funds since 1994.

Mark G. Doll: Mr. Doll has over 40 years’ experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a 1940 Act registered mutual fund complex offering 28 portfolios. During his 40-year career at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As Chief Investment Officer, he was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1993 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. From 2010 to June 2015, she also served on the Investment Committee of Wellesley College, providing additional experience in supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser, Sub-Advisers and the other Fund service providers as a result of her service as a non-interested Trustee of Northern Funds since 2000 and Northern Institutional Funds since 1997.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past five years on the Boards of TMX Group, Limited, Nasdaq OMX Group, Inc., Box Options Exchange, FTSE-TMX Global Debt Capital Markets, Inc., Bermuda Stock Exchange, Inc., the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and the Illinois CPA Society and is a member, and chairs the audit committee, of the Board of Edward-Elmhurst Healthcare and serves on the Board of Elmhurst College. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq OMX, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliate paid listing fees to The Nasdaq Stock Market LLC (“Nasdaq”), a subsidiary of Nasdaq OMX, in 2013 and 2014. The total of these payments to Nasdaq was $197,042 and $198,477 in each of 2013 and 2014, respectively, representing approximately .006% of Nasdaq OMX’s gross revenues in each year. Nasdaq OMX paid The Northern Trust Company, an affiliate of NTI, $313,922 and $272,032, respectively, for managing Nasdaq’s pension funds, representing less than .001% of NTC’s gross revenues in 2013 and 2014. In consideration of the de minimis amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. She currently serves as lead Independent Trustee and chair of the Audit Committee of the Board of Trustees of AXA Premier VIP Trust, a registered investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. In addition, Ms. Plouché currently serves as Township Assessor for Moraine, Illinois. She has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2014.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters. He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also serves on the Board of the University of Wisconsin—Eau Claire Foundation and is an independent trustee of the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser, Sub-Advisers and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2008.

INTERESTED TRUSTEES

Stephen N. Potter: Mr. Potter has held various executive and internal subsidiary board positions with NTI and The Northern Trust Company since 1982, including his present position as president of the Investment Adviser. As a result of these positions, Mr. Potter has financial, business, management and investment experience. Although he is an “interested” person under the 1940 Act, the non-interested Trustees believe that Mr. Potter provides an important business perspective with respect to the Investment Adviser and Northern Funds’ other service providers that is critical to their decision-making process. Mr. Potter also understands the functions of the Board as a result of his service on the Boards of Northern Funds and Northern Institutional Funds since 2008.

Mary Jacobs Skinner: Ms. Skinner is a partner in Sidley Austin LLP, a large international law firm, in which she manages a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as a Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

STANDING BOARD COMMITTEES. The Board of Trustees has established four standing committees in connection with its governance of the Funds: Audit, Governance, Valuation and Executive.

The Audit Committee consists of four members: Messrs. Bax (Chairperson), Condon and Kloet and Ms. Guthman (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2015, the Audit Committee convened five times.

The Governance Committee consists of three members: Mses. Plouché (Chairperson), Guthman (ex-officio), and Mr. Condon. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. During the fiscal year ended March 31, 2015, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

The Valuation Committee consists of five members: Messrs. Sylla (Chairperson), Doll and Potter and Mses. Guthman (ex officio) and Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2015, the Valuation Committee convened four times.

The Executive Committee consists of four members: Mses. Guthman (Chairperson) and Plouché and Messrs. Bax and Sylla. The Executive Committee is comprised of the Chairperson of the Board of Trustees as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board of Trustees in the management of the business and affairs of the Funds, to be exercised when circumstances impair the ability of the Board of Trustees or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds included in this SAI and other portfolios of Northern Funds and Northern Institutional Funds.

Information as of December 31, 2014
Name of Non-Interested Trustee	Dollar Range of Equity Securities in each Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
William L. Bax	Multi-Manager Emerging Markets Equity Fund – $10,001 – $50,000	Over $100,000
Edward J. Condon, Jr.	None	Over $100,000
Mark G. Doll	None	Over $100,000
Sandra Polk Guthman	None	Over $100,000
Thomas A. Kloet(2)	N/A	N/A
Cynthia R. Plouché	None	None
Casey J. Sylla	Multi-Manager Global Listed Infrastructure Fund – Over $100,000	Over $100,000

Name of Interested Trustee	Dollar Range of Equity Securities in each Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Stephen N. Potter	None	$1 – $10,000
Mary Jacobs Skinner	Multi-Manager Mid Cap Fund – $10,001 – $50,000	Over $100,000(3)

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2014, Northern Funds offered 47 portfolios and Northern Institutional Funds offered 8 portfolios.

(2)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the Diversified Assets Portfolio of Northern Institutional Funds.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year or period ended March 31, 2015.

Non-Interested Trustees

	Multi- Manager Emerging Markets Equity Fund	Multi- Manager Global Listed Infrastructure Fund	Multi- Manager Global Real Estate Fund	Multi- Manager International Equity Fund	Multi- Manager Large Cap Fund
William L. Bax	$3,704	$1,235	$1,235	$3,704	$1,235
Edward J. Condon, Jr.	3,704	1,235	1,235	3,704	1,235
Mark G. Doll	3,177	1,059	1,059	3,177	1,059
Sandra Polk Guthman	4,197	1,399	1,399	4,197	1,399
Thomas A. Kloet(1)	N/A	N/A	N/A	N/A	N/A
Cynthia R. Plouché(2)	2,764	921	921	2,764	921
Richard P. Strubel(3)	3,137	1,046	1,046	3,137	1,046
Casey J. Sylla	3,704	1,235	1,235	3,704	1,235

	Multi- Manager Mid Cap Fund	Multi- Manager Small Cap Fund	Multi- Manager Emerging Markets Debt Opportunity Fund	Multi- Manager High Yield Opportunity Fund	Total Compensation from Fund Complex(4)
William L. Bax	$1,235	$1,235	$1,235	$1,235	$228,750
Edward J. Condon, Jr.	1,235	1,235	1,235	1,235	228,750
Mark G. Doll	1,059	1,059	1,059	1,059	196,250
Sandra Polk Guthman	1,399	1,399	1,399	1,399	260,000
Thomas A. Kloet(1)	N/A	N/A	N/A	N/A	N/A
Cynthia R. Plouché(2)	921	921	921	921	170,744
Richard P. Strubel(3)	1,046	1,046	1,046	1,046	191,250
Casey J. Sylla	1,235	1,235	1,235	1,235	228,750

Interested Trustees

	Multi- Manager Emerging Markets Equity Fund	Multi- Manager Global Listed Infrastructure Fund	Multi- Manager Global Real Estate Fund	Multi- Manager International Equity Fund	Multi- Manager Large Cap Fund
Stephen N. Potter(5)	None	None	None	None	None
Mary Jacobs Skinner	None	None	None	None	None

	Multi- Manager Mid Cap Fund	Multi- Manager Small Cap Fund	Multi- Manager Emerging Markets Debt Opportunity Fund	Multi- Manager High Yield Opportunity Fund	Total Compensation from Fund Complex(4)
Stephen N. Potter(5)	None	None	None	None	None
Mary Jacobs Skinner	None	None	None	None	$196,250(6)

(1)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(2)	Ms. Plouché was elected to the Board of Trustees on May 19, 2014.
(3)	Mr. Strubel retired as a Trustee of the Trust effective December 31, 2014.
(4)	As of March 31, 2015 the Northern Funds Complex offered Northern Funds (47 funds) and Northern Institutional Funds (8 portfolios).
(5)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services.
(6)	For the fiscal year ended March 31, 2015, Ms. Skinner earned $48 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Ms. Chappell and Messrs. Carberry, Chidsey, Crabill, Del Real, Meacham, Meehan, O’Rourke, Pecora, Pryszcz, Rein and Wennlund are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, its Investment Adviser, each Sub-Adviser and the principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. Certain of the Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN

Investment Adviser

NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Funds. NTI is referred to as the “Investment Adviser.” Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Funds. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Investment Sub-Advisers

The Funds have received an exemptive order from the SEC that permits the Investment Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board of Trustees, without obtaining shareholder approval. Shareholders will be notified of any changes in Sub-Advisers. Sub-Advisers will provide investment advisory services to the Funds. The Investment Adviser will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Adviser will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of a Fund, but must select those securities according to the Fund’s investment objectives and restrictions.

The Investment Adviser does not determine what investments will be purchased or sold for the Funds, with the exception of the cash portion of each Fund. Because each Sub-Adviser manages its portion of a Fund independently from the others, the same security may be held in two or more different portions of a Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of a Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Funds are set forth below.

Sub-Advisers
Multi-Manager Emerging Markets Equity Fund

Axiom International Investors, LLC (“Axiom”)

Oaktree Capital Management, L.P. (“Oaktree”)

PanAgora Asset Management, Inc. (“PanAgora”)

Pzena Investment Management, LLC (“Pzena”)

Westwood Global Investments, LLC (“Westwood”)

Multi-Manager Global Listed Infrastructure Fund	Brookfield Investment Management Inc. (“BIM”) Lazard Asset Management LLC (“Lazard”)

Multi-Manager Global Real Estate Fund	BIM Delaware Investments Fund Advisers (“Delaware Investments”)

Multi-Manager International Equity Fund

Altrinsic Global Advisors, LLC (“Altrinsic”)

EARNEST Partners, LLC (“Earnest Partners”)

NFJ Investment Group, LLC (“NFJ”)

WCM Investment Management (“WCM”)

William Blair Investment Management, LLC (formerly William Blair & Company, L.L.C.) (“William Blair”)

Multi-Manager Large Cap Fund	Delaware Investments Huber Capital Management, LLC (“Huber”) Jennison Associates LLC (“Jennison”) WestEnd Advisors, LLC (“WestEnd”)

Multi-Manager Mid Cap Fund	Geneva Capital Management LLC (“Geneva”) LSV Asset Management (“LSV”) Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Multi-Manager Small Cap Fund

Cardinal Capital Management, L.L.C. (“Cardinal”)

Denver Investment Advisors LLC (“Denver Investments”)

Hotchkis and Wiley Capital Management, LLC (“H&W”)

Riverbridge Partners, LLC (“Riverbridge”)

Summit Creek Advisors, LLC (“Summit Creek”)

Sub-Advisers
Multi-Manager Emerging Markets Debt Opportunity Fund	BlueBay Asset Management LLP (“BlueBay”) Lazard

Multi-Manager High Yield Opportunity Fund	DDJ Capital Management, LLC (“DDJ”) Loomis, Sayles & Company, L.P. (“Loomis Sayles”) Neuberger Berman Fixed Income LLC (“NBFI”)

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Altrinsic

Altrinsic is an employee-controlled and majority-owned Delaware limited liability company. National Australia Bank has a non-controlling equity interest in Altrinsic, while CI Financial, a Toronto-based fund management company, receives a minority share of the profits.

Axiom

Axiom is a 100% employee-owned company. Andrew H. Jacobson, president and chief executive officer, owns a controlling interest in Axiom.

BlueBay

BlueBay is a U.K. limited liability partnership and a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC Asset Management division, RBC Global Asset Management group of companies.

BIM

BIM is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc., a publicly held global asset manager focused on property, renewable power, infrastructure and private equity assets with approximately $207.0 billion in assets under management as of March 31, 2015.

Cardinal

Cardinal is a partnership with four principals, three of whom are also portfolio managers. Amy K. Minella, former Managing Partner and Portfolio Manager, retains a non-controlling interest in Cardinal. Cardinal is a registered investment advisor founded in 1995.

DDJ

DDJ is a Massachusetts-based limited liability company. David Breazzano, co-founder, President and Chief Investment Officer, controls a majority of DDJ’s ownership. As sole manager of DDJ, Mr. Breazzano has control over the day-to-day operations and governance of DDJ. Mr. Breazzano also controls 100% of the voting securities of DDJ. In addition, Anthony Ranaldi, the firm’s executive vice president and portfolio manager, owns (or is deemed to have beneficial ownership with respect to) 25% of the equity of DDJ. He also maintains contractual approval rights with respect to certain significant actions by DDJ. Accordingly, he may be considered a control person of DDJ.

Delaware Investments

Delaware Investments is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., a Delaware corporation. Delaware Management Holdings, Inc. and its subsidiaries (“DMHI”) are wholly-owned subsidiaries of Macquarie Group Limited.

Denver Investments

Denver Investments is a 100% employee-owned limited liability company with ownership amongst 24 partners.

EARNEST Partners

Westchester Limited, LLC holds a controlling interest in EARNEST Partners, LLC (“EARNEST Partners”). Paul E. Viera, Jr. holds a controlling interest in Westchester Limited, LLC.

Geneva

Geneva is a wholly-owned subsidiary of Henderson Global Investors (North America) Inc., which is a wholly owned subsidiary of Henderson Group Plc.

H&W

H&W is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of H&W, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. George H. Davis, the chief executive officer of H&W, owns a controlling interest in HWCap Holdings.

Huber

Huber is an investment advisory firm which is 100% indirectly owned by its employees. The firm is controlled by Joe Huber, Chief Executive Officer and Chief Investment Officer.

Jennison

Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

Lazard

Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (“LF&Co.”), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC.

Loomis Sayles

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis Global Asset Management Holdings LLC (“Natixis Holdings”), which in turn is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US owns the entire limited partnership interest in Loomis Sayles. Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

LSV

LSV is a Delaware general partnership with a majority interest collectively owned by LSV’s current and former employees and management team and a minority interest owned by SEI Funds, Inc. SEI Funds, Inc. is a wholly-owned subsidiary of SEI Investments and an affiliate of SEI Investments Management Corporation and SEI Investments Distribution Co.

NBFI

NBFI is a registered investment adviser. NBFI is a direct subsidiary of Neuberger Berman Fixed Income Holdings LLC, and an indirect, wholly owned subsidiary of Neuberger Berman Group LLC (“NBG” and, together with its subsidiaries, “Neuberger Berman”). NBG’s voting equity is wholly owned by NBSH Acquisition, LLC, which is owned by certain employees, recently retired employees and their permitted transferees.

NFJ

NFJ is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Allianz Global Investors U.S., LLC (“Allianz”), which is a subsidiary of Allianz Asset Management of America, L.P., the asset management arm of Allianz SE.

Oaktree

Oaktree, a Delaware limited partnership, is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a Delaware limited liability company that is publicly-traded on the New York Stock Exchange. OCG is indirectly controlled by Oaktree’s senior executives, Howard Marks, Bruce Karsh, Jay Wintrob, John Frank, David Kirchheimer, Steve Kaplan, Larry Keele and Sheldon Stone.

PanAgora

PanAgora is independently owned and operated. Its ownership interest includes two outside corporate entities, discussed below, and PanAgora employees. The PanAgora Management Equity Plan offers up to 20% ownership in the firm through restricted stock and options and was implemented on March 25, 2008. Assuming all employee stock and options are issued and exercised, the outside ownership would be approximately 66% with Power Financial Corporation through its affiliates Great West Life/Putnam Investments and 14% with Nippon Life Insurance Company.

Pzena

As of March 31, 2015, Pzena was approximately 60% employee owned; certain unaffiliated persons together own a minority interest of approximately 20% and approximately 20% is publicly owned through Pzena’s holding company, Pzena Investment Management, Inc. Richard Pzena, the founder and Co-Chief Investment Officer, owns a controlling interest in Pzena.

Riverbridge

Riverbridge, a Minnesota limited liability company, is majority owned (approximately 56%) by Northill US Holdings, Inc., part of the Northill Capital Group, and the remaining interest is employee owned.

Summit Creek

Summit Creek is a Minnesota limited liability company and is 50% owned by Joseph J. Docter, CFA, and 50% owned by Adam N. Benson, CFA.

Vaughan Nelson

Vaughan Nelson is a corporation owned by Natixis US. Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendes France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendes France, 75013 Paris, France.

WCM

WCM is 100% owned by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM.

WestEnd

WestEnd is an independent investment advisory firm structured as a North Carolina limited liability company. WestEnd is 100% owned by its employees.

Westwood

Westwood is owned by its founders, Meg Reynolds, CFA, and Bryan L. Ward, CFA, each of whom own a controlling interest in Westwood.

William Blair

William Blair is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn is controlled by the Executive Committee. The Executive Committee consists of John R. Ettelson, Brent W. Gledhill, Richard P. Kiphart, John C. Moore, Arthur J. Simon, Michelle R. Seitz, Jeffrey A. Urbina and Jon W. Zindel.

Management Agreement and Sub-Advisory Agreements

Shareholders of each Fund have approved a new management agreement, effective June 30, 2014, between the Funds and NTI (the “Management Agreement”), to provide the Funds with investment advisory and administration services under a single agreement and fee structure. Under the Management Agreement with NTI for the Funds, subject to the general supervision of the Board of Trustees of the Funds, NTI makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain administration services for the Funds. However, the Management Agreement permits NTI, subject to approval by the Board of Trustees, to delegate to a Sub-Adviser any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each Sub-Adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. NTI has delegated substantially all of its portfolio management responsibilities to the Sub-Advisers set forth above except for the cash portion of each Fund. NTI shall remain responsible for supervision and oversight of the portfolio management services performed by the Sub-Advisers, including compliance with the Funds’ respective investment objectives and policies.

NTI also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel of NTI may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement and each Sub-Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees. The Management Agreement has also been approved by shareholders of each Fund.

The Management Agreement and each Sub-Advisory Agreement provide that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser or Sub-Advisers, as the case may be, shall use their best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed-income obligations, the Investment Adviser and Sub-Advisers shall attempt to obtain best net price and execution.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser and Sub-Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser and Sub-Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or Sub-Advisers, or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser and Sub-Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser and Sub-Advisers use soft dollars, they will not have to pay for those products or services themselves. The Investment Adviser and Sub-Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser or Sub-Advisers.

The Investment Adviser and Sub-Advisers and their affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser and the Sub-Advisers must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser or the Sub-Advisers, as the case may be, will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and Sub-Advisers and does not reduce the management fees payable to the Investment Adviser by the Funds or the Sub-Advisory fees paid by the Investment Adviser to the Sub-Advisers. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser and Sub-Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Transactions between the Funds and their Sub-Advisers and certain of the Sub-Advisers’ affiliates are exempted from Section 17(a) of the 1940 Act if the following conditions are met: (1) a Sub-Adviser or its affiliate is not, and is not an affiliated person of, an Investment Adviser responsible for providing advice with respect to the portion of the Fund for which the transaction is entered into, or of any promoter, underwriter, officer, director, member of an advisory board, or employee of the Fund and (2) the advisory contracts of the Sub-Adviser that is (or whose affiliated person is) entering into the transaction, and any Sub-Adviser that is advising the Fund (or portion of the Fund) entering into the transaction: (i) prohibit them from consulting with each other concerning transactions for the Fund in securities or other assets; and (ii) if both such Sub-Advisers are responsible for providing investment advice to the Fund, limit the Sub-Advisers’ responsibility in providing advice with respect to a discrete portion of the Fund’s portfolio.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser or Sub-Advisers, as the case may be, believe such practice to be in a Fund’s interests.

On occasions when the Investment Adviser or Sub-Advisers deem the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Investment Adviser or Sub-Adviser, the Management Agreement and each Sub-Advisory Agreement provide that the Investment Adviser and Sub-Advisers, respectively, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser and Sub-Advisers in the manner they consider to be most equitable and consistent with their obligations to the Fund and its respective other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement and each Sub-Advisory Agreement permit the Investment Adviser and Sub-Advisers, respectively, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s or Sub-Adviser’s opinion of the reliability and quality of the broker or dealer.

The Management Agreement and each Sub-Advisory Agreement provides that the Investment Adviser and Sub-Advisers, respectively, may render similar services to others so long as their services under the Management

Agreement or Sub-Advisory Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses. The Management and Sub-Advisory Agreements provide that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties.

Effective June 30, 2014, as compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets).

	CONTRACTUAL MANAGEMENT FEE RATE
	Effective June 30, 2014
	First $1 Billion	Next $1 Billion	Over $2 Billion
Multi-Manager Emerging Markets Equity Fund	1.30%	1.261%	1.223%
Multi-Manager Global Listed Infrastructure Fund	0.90%	0.873%	0.847%
Multi-Manager Global Real Estate Fund	1.05%	1.019%	0.988%
Multi-Manager International Equity Fund	1.15%	1.116%	1.083%
Multi-Manager Large Cap Fund	0.88%	0.854%	0.828%
Multi-Manager Mid Cap Fund	0.98%	0.951%	0.922%
Multi-Manager Small Cap Fund	1.08%	1.048%	1.017%

	CONTRACTUAL MANAGEMENT FEE RATE
	Effective June 30, 2014
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Multi-Manager Emerging Markets Debt Opportunity Fund	0.85%	0.825%	0.80%
Multi-Manager High Yield Opportunity Fund	0.85%	0.825%	0.80%

Prior to June 30, 2014, under the Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Funds, as compensation for advisory services and the assumption of related expenses, the Investment Adviser was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

	CONTRACTUAL ADVISORY FEE RATE
	Prior to 6/30/14 (Includes period from 4/1/14 through 6/29/14 and Fiscal Years or Periods Ended 3/31/14 and 3/31/13)
	First $1 Billion	Next $1 Billion	Over $2 Billion
Multi-Manager Emerging Markets Equity Fund	1.20%	1.13%	1.08%
Multi-Manager Global Listed Infrastructure Fund(1)	0.80%	0.75%	0.72%
Multi-Manager Global Real Estate Fund	1.10%	1.03%	0.99%
Multi-Manager International Equity Fund	1.10%	1.03%	0.99%
Multi-Manager Large Cap Fund	0.90%	0.85%	0.81%
Multi-Manager Mid Cap Fund	0.90%	0.85%	0.81%
Multi-Manager Small Cap Fund	1.10%	1.03%	0.99%
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	0.75%	0.70%	0.67%

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013.

	CONTRACTUAL ADVISORY FEE RATE
	Prior to 6/30/14 (Includes period from 4/1/14 through 6/29/14 and Fiscal Years or Periods Ended 3/31/14 and 3/31/13)
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Multi-Manager High Yield Opportunity Fund	0.80%	0.75%	0.72%

For the fiscal years or periods indicated below, the amount of management fees and advisory fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year or Period Ended March 31, 2014	Fiscal Year or Period Ended March 31, 2013
Multi-Manager Emerging Markets Equity Fund	$22,621,519	$25,368,812	$22,308,632
Multi-Manager Global Listed Infrastructure Fund(1)	12,070,591	4,570,676	727,939
Multi-Manager Global Real Estate Fund	9,282,571	11,009,698	11,402,638
Multi-Manager International Equity Fund	27,478,061	26,858,731	22,397,668
Multi-Manager Large Cap Fund	5,329,664	6,600,175	8,467,548
Multi-Manager Mid Cap Fund	8,534,329	8,697,474	8,360,872
Multi-Manager Small Cap Fund	3,730,168	4,564,151	4,822,780
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	996,527	187,312	N/A
Multi-Manager High Yield Opportunity Fund	5,385,511	5,711,980	6,083,662

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013.

Each Sub-Adviser shall, subject to the supervision and oversight of the Investment Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Investment Adviser may from time to time allocate to such Sub-Adviser for management. The Investment Adviser pays the Sub-Advisers out of its management fees.

For the fiscal years or periods indicated below, the aggregate amount of sub-advisory fees paid by the Investment Adviser for each Fund was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year or Period Ended March 31, 2014	Fiscal Year or Period Ended March 31, 2013
Multi-Manager Emerging Markets Equity Fund	$10,455,122	$12,256,252	$10,970,260
Multi-Manager Global Listed Infrastructure Fund(1)	6,616,579	2,641,422	436,374
Multi-Manager Global Real Estate Fund	3,041,481	4,463,870	5,022,686
Multi-Manager International Equity Fund	9,777,430	10,023,922	8,515,343
Multi-Manager Large Cap Fund	1,539,831	1,839,768	2,771,993
Multi-Manager Mid Cap Fund	2,893,687	3,198,819	3,355,291
Multi-Manager Small Cap Fund	1,749,710	2,113,630	2,261,148
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	638,261	131,428	N/A
Multi-Manager High Yield Opportunity Fund	3,026,501	3,341,529	3,508,106

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013.

The Trust has received an exemptive order from the SEC that permits the Investment Adviser to amend and terminate existing Sub-Advisory Agreements, approved by the Board of Trustees, without shareholder approval. The exemption also permits the Investment Adviser to enter into new Sub-Advisory Agreements with Sub-Advisers that are not affiliated with the Investment Adviser without obtaining shareholder approval, if approved by the Board of Trustees. In the event of a termination of a Sub-Adviser, the Investment Adviser, subject to the Board of Trustees’ approval, will either enter into an agreement with another Sub-Adviser to manage the Fund or portion thereof or allocate the assets of that portion to other Sub-Advisers of the Fund. Shareholders will be notified of any Sub-Adviser changes.

In addition to the advisory fees payable by the Funds to the Investment Adviser and/or its affiliates, each Fund that invests uninvested cash in one or more of the affiliated money market funds will bear indirectly a proportionate share of that money market fund’s operating expenses, which include management, transfer agent and custodial fees payable by the money market fund to the Investment Adviser and/or its affiliates. See “Investment Objectives and Policies—Investment Companies” for a discussion of the fees payable to the Investment Adviser and/or its affiliates by the money market funds in which the Funds are invested.

Many of the Sub-Advisers have other business relationships with Northern and its other clients. During 2012 and 2013, the Sub-Advisory Agreements with all of the Sub-Advisers were amended to provide that the Sub-Advisers’ sub-advisory fees will be based on assets under management of the applicable sub-advised Multi-Manager Fund and all other assets managed by the Sub-Adviser for Northern’s clients.

Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, upon 60 days’ written notice, or by the Investment Adviser immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Management Agreement.

Northern Trust Corporation, the Sub-Advisers and their affiliates may act as underwriters of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation, the Funds’ Sub-Advisers, or their affiliates serve as a principal underwriter. In the opinion of Northern Trust Corporation and the Sub-Advisers, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

The Investment Adviser is also responsible for providing certain administration services to the Funds pursuant to the Management Agreement. Subject to the general supervision of the Trust’s Board of Trustees, the Investment Adviser provides supervision of all aspects of the Funds’ operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Funds; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Funds’ bills, preparing monthly reconciliation of the Funds’ expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Funds’ federal and state tax returns (other than those required to be filed by the Funds’ custodian and transfer agent) and providing shareholder tax information to the Funds’ transfer agent; (f) assisting the Funds’ Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Funds which include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Funds’ service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization;

(j) performing “blue sky” compliance functions; (k) monitoring the Funds’ arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Funds and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Funds’ registration statement and other SEC filings for the Funds; and (m) computing and determining on the days and at the times specified in the Funds’ then-current Prospectuses, the net asset value of each share of each Fund and the net income of each Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

Prior to June 30, 2014, under an Administration Agreement with the Trust, subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, NTI was entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund.

For the fiscal years or periods indicated below, NTI received fees under the former Administration Agreement with the Trust in the amount of:

	Fiscal Year Ended March 31, 2015	Fiscal Year or Period Ended March 31, 2014	Fiscal Year or Period Ended March 31, 2013
Multi-Manager Emerging Markets Equity Fund	$756,680	$3,287,626	$2,873,157
Multi-Manager Global Listed Infrastructure Fund(1)	467,265	857,284	136,489
Multi-Manager Global Real Estate Fund	337,949	1,506,040	1,561,121
Multi-Manager International Equity Fund	1,068,942	3,842,240	3,167,009
Multi-Manager Large Cap Fund	235,331	1,100,034	1,412,101
Multi-Manager Mid Cap Fund	346,244	1,450,028	1,393,739
Multi-Manager Small Cap Fund	138,109	622,386	657,658
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	41,755	37,463	N/A
Multi-Manager High Yield Opportunity Fund	270,420	1,071,000	1,140,697

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013.

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Funds, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency and Service Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.015% of the average daily net assets of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency and Service Agreement. Prior to June 30, 2014, the Transfer Agent was entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net assets of each of the Funds.

For the fiscal years or periods indicated below, the amount of transfer agent fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year or Period Ended March 31, 2014	Fiscal Year or Period Ended March 31, 2013
Multi-Manager Emerging Markets Equity Fund	$700,370	$2,191,724	$1,915,398
Multi-Manager Global Listed Infrastructure Fund(1)	473,165	571,516	90,991
Multi-Manager Global Real Estate Fund	322,511	1,004,015	1,040,725
Multi-Manager International Equity Fund	979,992	2,561,462	2,111,295
Multi-Manager Large Cap Fund	223,671	733,347	941,380
Multi-Manager Mid Cap Fund	329,666	966,674	929,139
Multi-Manager Small Cap Fund	129,817	414,919	438,429
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	41,739	24,975	N/A
Multi-Manager High Yield Opportunity Fund	249,872	713,991	760,448

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013.

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian, (vi) is responsible for the Funds’ foreign custody arrangements and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by any Fund. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Funds’ property and shall be liable to and shall indemnify the Trust from and against any loss which occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any broker or agent which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith. In addition, the Trust’s custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under either Custody Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Multi-Manager Emerging Markets

Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager High Yield Opportunity Fund and Multi-Manager International Equity Fund’s foreign securities.

As compensation for the domestic custody services rendered with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a fixed dollar fee for each trade in portfolio securities; plus (c) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (d) reimbursement of other out-of-pocket expenses incurred by the Custodian. The fees referred to in clauses (b) and (c) are subject to annual upward adjustments based on increases in the CPI-U, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the foreign custody services rendered to the Trust by the Custodian with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for each Fund; plus (ii) 9/100th of 1% annually of each Fund’s average daily net assets; plus (iii) reimbursement for other out-of-pocket fees incurred by the Custodian.

Prior to June 30, 2014, as compensation for the domestic custody services rendered to the Trust, under the Custody Agreement then in effect, by the Custodian with respect to the Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund and Multi-Manager Small Cap Fund, and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $50 million; plus (c) a fixed dollar fee for each trade in portfolio securities; plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) were subject to annual upward adjustments based on increases in the CPI-U, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

Prior to June 30, 2014, as compensation for the services rendered to the Trust, under the Foreign Custody Agreement then in effect, by the Custodian with respect to the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager High Yield Opportunity Fund and Multi-Manager International Equity Fund and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (i) $35,000 annually for each Fund; plus (ii) 9/100th of 1% annually of each Fund’s average daily net assets; plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the Funds by the Custodian, the Custodian was entitled to receive $25,000 for the first $50 million of each Fund’s average daily net assets and 1/100th of 1% of each Fund’s average daily net assets in excess of $50 million.

The Custodian’s fees under the Custody Agreement are subject to reduction based on the Funds’ daily uninvested U.S. cash balances (if any).

For the fiscal years or periods indicated below, the amount of custodian and, prior to June 30, 2014, fund accounting fees paid by each Fund was as follows (effective June 30, 2014, fund accounting fees are included in the management fee payable to NTI):

	Fiscal Year Ended March 31, 2015	Fiscal Year or Period Ended March 31, 2014	Fiscal Year or Period Ended March 31, 2013
Multi-Manager Emerging Markets Equity Fund	$1,720,385	$2,247,598	$1,970,864
Multi-Manager Global Listed Infrastructure Fund(1)	1,321,915	627,331	122,865
Multi-Manager Global Real Estate Fund	849,078	1,059,845	1,096,130
Multi-Manager International Equity Fund	2,357,231	2,617,350	2,166,709
Multi-Manager Large Cap Fund	128,873	217,272	248,350
Multi-Manager Mid Cap Fund	203,632	293,952	259,856
Multi-Manager Small Cap Fund	126,374	188,709	164,480
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	152,675	44,636	N/A
Multi-Manager High Yield Opportunity Fund	638,364	769,811	815,900

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013.

Unless sooner terminated, the Trust’s Management Agreement and Sub-Advisory Agreements with respect to the Funds will continue in effect with respect to the particular Fund until June 30, 2016. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months written notice. The Custody Agreement shall continue indefinitely until terminated by the Trust by not less than 60 days’ written notice, or by the Custodian by not less than 90 days’ written notice.

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years or periods indicated below, the amount of commissions paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year or Period Ended March 31, 2014	Fiscal Year or Period Ended March 31, 2013
Multi-Manager Emerging Markets Equity Fund	$2,373,594	$3,229,476	$2,476,503
Multi-Manager Global Listed Infrastructure Fund(1)	1,899,287	1,250,847	376,372
Multi-Manager Global Real Estate Fund	1,492,838	988,044	1,622,400
Multi-Manager International Equity Fund	2,507,561	2,448,065	2,194,265
Multi-Manager Large Cap Fund	158,114	374,064	756,408
Multi-Manager Mid Cap Fund	563,398	823,923	793,572
Multi-Manager Small Cap Fund	456,969	550,887	734,860
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	5,890	N/A	N/A
Multi-Manager High Yield Opportunity Fund	2,228	377	1,792

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013.

The Investment Adviser or a Sub-Adviser may use an affiliated person of the Investment Adviser or Sub-Adviser as a broker for a Fund. In order for an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Board of Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate are consistent with the foregoing standard.

No commissions were paid by the Funds to any direct or indirect “affiliated” persons (as defined in the 1940 Act) of the Funds for the fiscal year or period ended March 31, 2015.

During the fiscal year ended March 31, 2015, the Investment Adviser and Sub-Advisers directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions are as follows:

	Amount of Research Commission Transactions (if applicable)	Amount of Research Commissions
Multi-Manager Emerging Markets Equity Fund	$218,878,578	$2,036,235
Multi-Manager Global Listed Infrastructure Fund	511,309,527	366,068
Multi-Manager Global Real Estate Fund	681,033,019	717,706
Multi-Manager International Equity Fund	504,638,408	743,389
Multi-Manager Large Cap Fund	194,477,122	80,100
Multi-Manager Mid Cap Fund	182,346,554	154,218
Multi-Manager Small Cap Fund	145,642,659	199,872
Multi-Manager Emerging Markets Debt Opportunity Fund	0	0
Multi-Manager High Yield Opportunity Fund	533,214	643

The Trust is required to identify any securities of its “regular brokers or dealers” or their parents which the Trust acquired during its most recent fiscal year.

During the fiscal year ended March 31, 2015, the Multi-Manager Emerging Markets Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
HSBC Securities Inc.	N/A	$0
JP Morgan Chase Securities	N/A	0
National Finance	N/A	0
UBS Securities	N/A	0
Vanguard Brokerage Services	N/A	0

During the fiscal year ended March 31, 2015, the Multi-Manager International Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Barclays	N/A	$4,027,000
Credit Suisse	N/A	4,508,000
UBS Securities	N/A	10,019,000

During the fiscal year ended March 31, 2015, the Multi-Manager Large Cap Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Goldman Sachs & Co.	N/A	$1,269,000
Morgan Stanley	N/A	1,564,000

During the fiscal year ended March 31, 2015, the Multi-Manager Mid Cap Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Raymond James	N/A	$9,461,000
State Street	N/A	845,000

During the fiscal year ended March 31, 2015, the Multi-Manager Emerging Markets Debt Opportunity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
JP Morgan Chase Securities	N/A	$643,000

During the fiscal year ended March 31, 2015, the Multi-Manager High Yield Opportunity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America	N/A	$2,049,000
JP Morgan Chase Securities	N/A	505,000
Morgan Stanley	N/A	1,087,000

During the fiscal year ended March 31, 2015, the Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, and Multi-Manager Small Cap Fund did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

PORTFOLIO MANAGERS

The portfolio managers for the Funds are Christopher E. Vella, CFA, and Jessica K. Hart.

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio manager has day-to-day responsibility as of March 31, 2015 unless otherwise indicated, including all Northern Funds managed by the portfolio manager.

All Funds

The table below discloses accounts within each type of category listed below for which Christopher E. Vella, CFA, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	9	$7,674.3	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses accounts within each type of category listed below for which Jessica K. Hart was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	9	$7,674.3	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

Material Conflicts of Interest

NTI’s portfolio managers are often responsible for managing one or more Northern Multi-Manager Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A Fund’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with NTI than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTI has a responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI will give advice to and make investment decisions for the Trust as it believes is in the best interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for NTI or its affiliates or other funds or accounts managed by NTI or its affiliates. For example, other funds or accounts managed by NTI may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTI or its affiliates or another account or fund managed by NTI or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by NTI or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by NTI or its affiliates. Actions taken with respect to NTI and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit NTI or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, NTI may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of NTI’s assets, or amounts payable to NTI rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

The following descriptions of material conflicts of interest were supplied to the Trust by each Sub-Adviser. The Trust has not verified the accuracy of the descriptions provided by the Sub-Advisers.

Multi-Manager Emerging Markets Equity Fund

Axiom

Axiom’s portfolio managers have, in the past, managed the conflicts of interest involving an emerging markets equity commingled vehicle and a separate account. All of Axiom’s emerging markets equity portfolios are managed identically with trades allocated on a pro rata basis across accounts.

Axiom has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Axiom has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Axiom does not engage in cross trades between portfolios.

Further, compliance with Axiom’s investment guidelines is monitored in a real time basis within Axiom’s order management system application. Traders are restricted from executing trades that will result in investment guideline breaches. Pre-trade email notifications regarding breaches are sent from the order management system to the Operations Group and the Chief Compliance Officer. Post-trade alerts are reviewed by Compliance on a daily basis.

Additionally, Axiom adheres to the voluntary Association for Investment Management and Research Soft Dollar Standards in its use of soft dollars and uses soft dollars to pay for research services that directly aid in Axiom’s investment decision-making process. Any services that have the capacity to be used both for the investment decision-making process and other purposes are designated as mixed-use products and calculations are done to ensure that only the portion of the overall expense attributable to the investment decision-making process is paid through soft dollars. When utilizing soft dollars for any trades, Axiom continues to ensure that best execution is realized for each order.

Oaktree

Code of Ethics and Personal Trading

All Oaktree principals, partners, officers and employees (including certain temporary employees) and those of its affiliates are subject to Oaktree’s Code of Ethics (the “Oaktree Code”). The Oaktree Code outlines Oaktree’s policies and procedures regarding standards of conduct, personal investment transactions, handling of material, non-public information and other areas. In addition, the Oaktree Code provides for sanctions in the event of violations of the stated policies and procedures.

The Oaktree Code contains several restrictions and procedures designed to eliminate conflicts of interest surrounding personal investment transactions including: (1) pre-clearance of certain personal investment transactions; (2) quarterly reporting of non-exempt personal securities transactions which were transacted during the quarter; (3) filing of initial and annual holdings reports; (4) a prohibition against personally acquiring securities in an initial public offering or a new issue offering; (5) a prohibition against purchasing securities of a private placement without prior approval; (6) a prohibition against portfolio managers, traders or investment analysts purchasing or selling any securities for his or her own account or any account in which he or she may have beneficial interest for a period of five business days prior or subsequent to an Oaktree transaction of the same security on behalf of an account for which they are involved in the decision-making process; (7) a prohibition, with respect to certain investment personnel that provide investment advice to a registered investment company sub-advised by Oaktree, from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities, within 60 calendar days; (8) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction without prior approval; (9) a prohibition on entering into a short sale transaction or purchasing a put option on any security of an issuer for which a position is held long in an account; and (10) a prohibition on buying and selling, or selling short and buying to cover, the same security within thirty calendar days.

Monitoring of employee personal securities transactions is handled by Compliance Department personnel and any required and related records are maintained by the Compliance Department.

Oaktree’s Code contains a Policy Statement on Avoidance of Insider Trading. Specifically, the Oaktree Code prohibits Oaktree’s officers, directors and employees from buying or selling securities either for themselves or on behalf of others while in possession of material, non-public information about the company that violate applicable securities laws. The Oaktree Code also prohibits the communication of material, non-public information about a company to others who have no official need to know. Depending on the circumstances surrounding the information received, Oaktree may conclude to either (i) place the issuer on the firm-wide “Restricted Securities List,” which would bar any purchases or sales of the issuer’s securities by any Oaktree investment group or Oaktree personnel (including any related person), or (ii) in limited and selective cases, elect to maintain an information wall with regard to the issuer, which would (x) place the issuer’s securities on a “Watch List” for monitoring of trading activity, (y) bar any purchases or sales of the issuer’s securities by any Oaktree investment group or Oaktree personnel (including any related person of such Oaktree personnel) that receives the information, but allowing other investment groups not in possession of the information to trade in the issuer’s securities, and (z) bar the dissemination of the information beyond certain identified persons (the “Deal Team”) responsible for managing the proposed investment in the issuer and impose appropriate safeguards against such dissemination. Where senior officers, or other persons who do not readily fit within a department, receive inside information, the General Counsel and/or a Legal Department Officer (subject to an analysis of the specific facts) will decide upon the appropriate restriction.

Additional provisions of the Oaktree Code outline Oaktree’s policies governing (1) gifts, meals, entertainment, and political activity, which include preapproval requirements and limitations on such activities; (2) employee activities outside their employment with Oaktree, including serving as a director and certain fiduciary appointments; (3) compliance with anti-bribery laws, which include preapproval requirements for certain activities, and (4) the maintenance of confidentiality of certain information.

Participation or Interest in Client Transactions

OCM Investments, LLC, and certain other affiliates of Oaktree, may recommend that its clients invest in limited partnerships or other pooled investment vehicles for which Oaktree or an affiliate acts as either general partner who has an ownership interest (and receives its applicable share of any profits or losses associated with that ownership interest) and/or receives a management and performance based fee or, manager, investment adviser, or sub-adviser who receives a management fee and performance based fee. In each case, at the time of such recommendation, disclosure will be made regarding Oaktree’s relationship with such partnership and any potential conflict of interest that might arise out of such relationship.

Oaktree, or any of its affiliates, may purchase or sell securities of entities for itself that Oaktree also recommends for purchase or sale by its clients. Oaktree, or any of its affiliates, may also cause clients to purchase or sell securities in entities that in turn advise or are advised by entities whose securities are owned by Oaktree or its affiliates.

In addition, principals, partners, officers and employees (including certain temporary employees) of Oaktree and its affiliates (“Oaktree Representatives”) may buy or sell securities or other instruments that Oaktree has recommended to clients. Such transactions in securities by Oaktree Representatives are subject to policies and procedures as outlined in the Oaktree Code . Oaktree and eligible Oaktree Representatives may also invest in the various limited partnerships for which Oaktree or certain of its affiliates act as investment manager.

Oaktree provides a variety of services for, and advice to, various clients, including issuers of securities that Oaktree may recommend for purchase or sale by clients. In the course of providing these services, Oaktree and Oaktree Representatives may come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including Oaktree’s clients.

In particular, in connection with investment in distressed debt instruments, Oaktree may seek representation on creditors’ committees. As a member of a creditors’ committee, Oaktree may owe certain obligations generally to all creditors similarly situated that the committee represents and may be subject to various trading or confidentiality restrictions. In addition, the size of an equity holding in a particular issuer, or contractual rights or arrangements obtained by an Oaktree managed account in connection with an investment, may enable the account to designate one or more directors to serve on the boards of entities in which the account invests. As a member of the board, Oaktree Representatives may come into possession of non-public information and may be subject to various trading or confidentiality restrictions either contractually or pursuant to applicable securities laws. While such board and committee representations may enhance Oaktree’s ability to influence the outcome of the investments for its clients, it may also have the effect of impairing the ability of all Oaktree clients from engaging in any transactions with respect to securities of such issuer. Oaktree’s policies and procedures regarding the receipt and handling of material non-public information is outlined in the Oaktree Code.

Oaktree or its affiliates has acquired, and may continue to acquire interests in companies that provide services to Oaktree-managed funds. Oaktree’s interest in such a company presents a conflict of interest as the

Oaktree-managed funds will be paying such company for its services and Oaktree through its ownership interest will share in any profit. In order to ensure that Oaktree does not benefit at the expense of such Oaktree-managed funds, Oaktree will rebate (through an offset to its management fee or, if necessary, any carried interest distributions) Oaktree’s estimate of any net income of such company attributable to any fees paid by an Oaktree-managed fund to the extent that such net income is received by Oaktree. Oaktree may nevertheless benefit from its ownership of such a company if the company’s business is successful. For example, Oaktree may benefit from the sale of its equity interest in the company, or the company may provide services to third parties unaffiliated with Oaktree and, if that business is profitable, Oaktree would benefit as an owner of such company.

Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree-managed account holds a significant ownership interest.

Brokerage Practices

Selection of Broker-Dealers

Oaktree’s objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution on transactions effected for accounts. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors will be considered as they are deemed relevant. These factors include, but are not limited to, Oaktree’s knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities as well as the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; Oaktree’s knowledge of actual or apparent operational problems of any broker or dealer; the broker’s or dealer’s execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; and the research services and products furnished by the broker or dealer, if any.

In seeking to obtain best execution, Oaktree generally will not seek in advance competitive bidding for the most favorable commission rate or spread applicable to any particular portfolio transaction or to select any broker or dealer on the basis of its purported or “posted” commission rate. Oaktree will endeavor to be aware of the current level of the charges of eligible brokers or dealers and to minimize the expense incurred for effecting portfolio transactions to the extent consistent with the interests and policies of its accounts. Although Oaktree generally seeks competitive commission rates and dealer spreads, it will not necessarily pay the lowest commission or commission equivalent. Transactions may involve specialized services on the part of the broker or dealer involved and would thereby entail higher commissions or their equivalents than would be the case with other transactions requiring more routine services.

RESEARCH AND OTHER SOFT-DOLLAR BENEFITS

Consistent with obtaining best execution, brokerage commissions (including dealer spreads paid on certain principal transactions in accordance with SEC interpretations) on accounts’ portfolio transactions may be directed by Oaktree to a broker or dealer in recognition of research services furnished by the broker or dealer or a designated third party (also referred to as “soft dollar benefits”), as well as for services rendered in the execution of orders by such broker or dealer. In considering such research, Oaktree first determines that the product or service will provide lawful and appropriate assistance in the performance of its investment decision-making responsibilities. A determination is then made that the amount of commissions paid is reasonable in light of the value of the brokerage and research services provided. Oaktree does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among clients, believing that the research received is, in the aggregate, of assistance to Oaktree in fulfilling its overall duty to its clients. Oaktree notes that each and every research service may not be used to service each and every account managed by Oaktree and Oaktree may use research services to service accounts that did not pay commissions to the broker-dealers providing such research services. Moreover, Oaktree may benefit from these services as it may not have to pay for such research services and products out of its own resources.

The receipt of investment research and information and related services permits Oaktree to supplement its own research and analysis and makes available to Oaktree the views and information of individuals and research staffs of other firms. The views and information include written materials on certain companies, industries, areas of the economy or market factors and other areas which might affect the economy or securities prices. Research services may also include statistical information; accounting and tax law interpretations that relate to an investment; political developments that may affect investments and the markets in which Oaktree invests; legal developments affecting portfolio securities; technical market actions; pricing and appraisal services; credit, risk measurement and performance analysis; analysis of corporate responsibility issues; portfolio strategy; and analytic computer software. They may also include advice from broker or dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they may include recommendations as to the purchase and sale of individual securities and timing of transactions.

These research services may be received through on-line information services provided by the broker or dealer or a designated third party. Due to the receipt of various research materials through on-line services, products may include software used in connection with gaining access to the information and may be considered a mixed-use item, having both research and non-research functions. When products or services, including on-line services, are used for both research and other purposes, Oaktree makes a good faith allocation of the cost of the product or service between the research and non-research functions. The non-research portion will be paid in cash by Oaktree, while the portion attributable to research will be paid through brokerage commissions. Brokers or dealers selected by Oaktree may be paid commissions for effecting transactions for Oaktree’s clients in excess of the amounts other brokers or dealers would have charged for effecting these transactions if Oaktree determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by such brokers or dealers, viewed either in terms of a particular transaction or Oaktree’s overall duty to its discretionary accounts.

During its last fiscal year, Oaktree did not direct any client transactions to a particular broker-dealer in return for soft dollar benefits.

DIRECTED BROKERAGE

Oaktree may in certain circumstances permit separately managed account clients to direct Oaktree to use a particular broker or dealer to execute portfolio transactions for its account. Where a client directs the use of a particular broker or dealer, Oaktree may not be in a position to freely negotiate commission rates or spreads, or select brokers or dealers on the basis of best price and execution. Additionally, transactions for a client that directs brokerage may not be batched for execution purposes with orders for the securities or instruments for other clients managed by Oaktree. As a result, directed brokerage transactions may result in higher commissions, greater spreads or less favorable net prices than would be the case if Oaktree were empowered to select brokers and dealers to execute transactions for the client.

Aggregation of Purchases and Sales of Securities

When possible, trade orders are combined or “batched” to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions or spreads. These batched orders are then generally allocated on a pro-rata basis, at the same average price, among each client participating in that specific trade, including limited partnerships and other pooled investment vehicles, subject to certain investment considerations. In instances where aggregation is not practical or possible, our investment professionals seek to follow our best execution policies, whereby Oaktree belives the costs of not aggregating client orders are either immaterial or marginal. See below for a discussion of our allocation guidelines.

Investment Allocations

One Oaktree managed account may share in investment opportunities presented to one or more other Oaktree account(s) to the extent that Oaktree in good faith deems such allocation to be prudent or equitable based on the Investment Allocation Considerations (as defined below). The decision by Oaktree to allocate an opportunity to one account could cause another account to forego an investment opportunity it otherwise would have made.

INTER-STRATEGY ALLOCATION

As mentioned above under “Aggregation of Purchases and Sales of Securities”, trade orders are combined or “batched” when possible. These batched orders are then generally allocated on a pro-rata basis among each account, including limited partnerships and other commingled vehicle accounts, within the same investment strategy. The pro rata allocation for both investments and sales may be overridden if Oaktree in good faith deems a different allocation method to be prudent or equitable in light of (1) the size, nature and type of investment or sale opportunity, (2) principles of diversification of assets, (3) the investment guidelines and limitations governing the accounts, including client instructions with respect to a specific investment and compressed ramp-up periods that are characteristic of certain investment vehicles, (4) cash availability, including cash that becomes available through leverage, (5) the magnitude of the investment, (6) redemption/withdrawal requests received by such accounts, (7) a determination by Oaktree that the investment or sale opportunity is inappropriate, in whole or in part, for one or more accounts, (8) applicable transfer or assignment provisions, (9) proximity of an account to the end of its specified term, if any, (10) the investment focus of the accounts, (11) applicable contractual or legal obligations, or (12) such other factors as Oaktree may reasonably deem relevant (all of the foregoing factors being hereinafter referred to as the “Investment Allocation Considerations”). In some cases, Oaktree’s observation or application of the Investment Allocation Considerations may affect adversely the price paid or received by an account or the size of the position purchased or sold by an account.

Oaktree manages accounts which have pre-determined investment and liquidation periods as detailed in each account’s governing documents (“closed-end accounts”). In general, Oaktree will not draw down capital commitments for a new closed-end account within the same investment strategy until the earlier of (1) such time as the prior closed-end account in such strategy is at least 80% invested or committed for investment (other than closed-end accounts organized as parallel accounts with different inception dates) and (2) the end of the investment period of such prior closed-end account.

As a general matter and except as otherwise set forth below, if two or more closed-end accounts with the same investment focus are still in their investment periods, an available investment opportunity will be allocated pro rata among them on the basis of available capital, except that the opportunity will be first allocated entirely to the oldest account until that account is 80% invested, committed for investment, or reasonably reserved for follow-on investments unless the terms of that account provide that such account will not have priority; and provided, further, that such investment allocation may be changed in the event that Oaktree determines a different investment allocation to be prudent or equitable based on the Investment Allocation Considerations. Similarly, sales of an investment held by two or more such accounts generally will be allocated pro rata among them on the basis of their respective investments held, except that if opportunities to sell are limited, first priority will go to any account in its liquidation period (and, among accounts in their liquidation periods, to the oldest of such accounts) and provided, further, that such allocation may be changed in the event that Oaktree determines a different allocation to be prudent or equitable based on the Investment Allocation Considerations.

In addition, as a general matter, investment opportunities between a closed-end account and an open-end account (which typically does not have a limit on total size) with the same investment focus, and between two or more open-end accounts with the same investment focus, will be allocated between them based on Oaktree’s reasonable assessment of the amounts available for investment by each account, and sales of an investment will be allocated pro-rata between them on the basis of their respective investments held (disregarding for this purpose the age of the accounts or which of them is in a liquidation period) provided that such allocation may be changed in the event that Oaktree determines a different allocation to be prudent or equitable based on the Investment Allocation Considerations.

Oaktree or its affiliates currently manage, and may in the future manage, a number of accounts that are eligible to invest in the same types of securities, obligations or other investments requiring Oaktree to address potential conflicts of interest involving potentially overlapping investments. While Oaktree will seek to manage such potential conflicts of interest in good faith, there may be situations in which the interests of one account with respect to a particular investment or other matter conflict with the interests of one or more other accounts, Oaktree or one or more of their respective affiliates. For example, such conflicts may arise in situations where an Oaktree managed account has invested in the securities of an issuer, but due to changed circumstances, the investment opportunities with respect to such issuer subsequently fall within the investment focus of another account or accounts. Such changed circumstances might include, among others: a fall in the prices of the securities of the issuer to distressed levels; a decline in the issuer’s business or financial condition; workouts or other restructurings relating to an issuer’s capital structure; or consideration by the issuer of strategic alternatives or other fundamental changes. Subject to the provisions of the governing documents of the affected accounts, on any matter involving a conflict of interest, Oaktree will be guided by its fiduciary duties to its clients (as set forth in such governing documents) and will manage such conflict in good faith and seek to ensure that the interests of all affected accounts are represented. However, if necessary to resolve such conflict, Oaktree reserves the right to cause one affected account to take such steps as may be necessary to minimize or eliminate the conflict, even if (subject to applicable laws) that would require such account to (1) forego an investment opportunity or divest investments that, in the absence of such conflict, it would have made or continued to hold or (2) otherwise take action that may benefit Oaktree, any of its affiliates, or another Oaktree account and may not be in the best interests of the affected accounts. Additionally, to the extent an affected account structured as a commingled fund has an investors committee, Oaktree may also in its discretion consult with such account’s investors committee regarding any potential conflict of interest, and if Oaktree and its affiliates act in a manner, or pursuant to standards or procedures, approved by such investors committee with respect to such conflict of interest, then to the fullest extent permitted by applicable law, Oaktree and its affiliates will not have any liability for such actions taken in good faith by them.

The classification of an investment opportunity as appropriate or inappropriate for an account is made by Oaktree, in good faith, at the time of purchase. This determination frequently is subjective in nature. Consequently, an investment that Oaktree determined was appropriate (or more appropriate) for one account may ultimately prove to have been more appropriate for another Oaktree account. Furthermore, the decision as to whether an account should make a particular follow-on investment, or whether the follow-on investment will be shared in the same proportion as the original investment, may differ from the decision regarding the initial purchase due to a changed determination on this issue by Oaktree, and investments made by an account towards the end its investment period, if applicable, may be structured so that one or more other Oaktree accounts can make an anticipated follow-on investment on certain prearranged terms and conditions, including price (which may be based on cost of the original investment). Where potential overlaps between or among accounts exist, such opportunities will be allocated by Oaktree, in good faith, after taking into consideration the investment focus of each affected account and the Investment Allocation Considerations. Generally, Oaktree accounts do not purchase any securities from, or sell any securities to, any other Oaktree accounts (other than in certain limited circumstances, such as in connection with warehoused investments and tax structuring, in order to facilitate the allocation of an investment among related alternative investment vehicles, parallel funds or other related entities or otherwise approved by the investors committee, if any, of the affected account).

Accounts may invest in a company in which one or more other Oaktree accounts hold an investment in a different class of such company’s debt or equity. In such circumstances, Oaktree may face a conflict in making decisions with respect to such securities given their different rights and economic interest in the company. Generally, Oaktree expects that accounts will make investments that potentially conflict with the interests of other accounts that already have an existing investment in the same company only when, at the time of the account’s investment, Oaktree believes that (a) such investment is in the best interests of the account and (b)(i) the possibility of actual adversity between the account and another Oaktree account is remote, (ii) either the potential investment by the account or the investment of such other Oaktree account is not large enough to control any actions taken by the collective holders of securities of such company or asset, or (iii) in light of the particular circumstances, Oaktree believes that such investment is appropriate for the account, notwithstanding the potential for conflict. In those circumstances where Oaktree accounts hold investments in different classes of a company’s debt or equity, Oaktree may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between each of them, including causing one or more accounts to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security holders), (B) investing in the same or similar classes of securities as other accounts that have existing investments in order to align their interests, (C) divesting investments or (D) otherwise taking an action designed to reduce adversity. Any such step could have the effect of benefiting other Oaktree accounts or Oaktree or its affiliates, and therefore may not be in the best interests of, and may be adverse to, the affected account.

PanAgora

PanAgora’s Compliance Officer, Investment Professionals and Director Committee are responsible for identifying whether conflicts do or may exist, ensuring that conflicts are addressed in a fair and equitable manner and ensuring that conflicts are adequately disclosed to clients.

PanAgora is a fiduciary that owes each of its clients a duty of care and loyalty. PanAgora is required to manage each client’s portfolio and to execute securities transactions for clients in a manner that is most favorable under the circumstances. Accordingly, it is PanAgora’s policy to identify circumstances and relationships between PanAgora, its personnel, clients and other affiliates that are or could potentially be deemed a conflict of interest. PanAgora will assess the impact of such conflict on its clients and devises policies and associated procedures to address such a conflict of interest. PanAgora’s policies and procedures will be fair and equitable for PanAgora and its clients. PanAgora clients will not be at a disadvantage to the firm or its affiliates and it will make full disclosure of any conflicts to its clients.

Regarding conflict within the firm, PanAgora employees have a dedicated Human Resources and Benefits department available to address a variety of issues relating to conflict. Additionally, PanAgora has established Ethics phone lines that are available to employees, which are maintained and staffed by a third-party service provider. PanAgora also utilizes an independent Ombudsman, who is available to all employees of PanAgora, to report business matters that they believe constitute ethical concerns or questionable practices.

PanAgora portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Multi-Manager Emerging Markets Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Other accounts include retirement plans, separately managed accounts, as well as incubated accounts. Other accounts might have similar investment objectives as the Multi-Manager Emerging Markets Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Potential conflicts of interest may also arise as a result of the PanAgora portfolio managers’ day-to-day management of the Multi-Manager Emerging Markets Equity Fund. Because of their positions with the Multi-Manager Emerging Markets Equity Fund, the PanAgora portfolio managers know the size, timing and possible market impact of Multi-Manager Emerging Markets Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts they manage and to the possible detriment of the Multi-Manager Emerging Markets Equity Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may also arise as a result of the PanAgora portfolio managers’ management of the Multi-Manager Emerging Markets Equity Fund and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Multi-Manager Emerging Markets Equity Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Multi-Manager Emerging Markets Equity Fund, such securities might not be suitable for the Multi- Manager Emerging Markets Equity Fund given their investment objectives and related restrictions over time.

PanAgora is required to execute securities transactions for its clients in a manner such that the net proceeds to the client are the most favorable under the circumstances. As a fiduciary, PanAgora must allocate brokerage based on the overall best interests of clients. Section 28(e) of the Exchange Act and the SEC’s guidance offers a safe harbor for PanAgora to allocate trades to brokers to generate soft dollar credits for the purchase or receipt of brokerage and research services. Research and brokerage services are defined in general as services used in connection with the investment management of client assets.

All services received by PanAgora in connection with trading must qualify as “research and brokerage services” under Section 28(e) of the Exchange Act. Soft dollar credits may be used to pay for pricing or quotation services, databases and services that qualify under Section 28(e). It is PanAgora’s policy not to use soft dollar credits for services involving a mixed use. PanAgora seeks best execution on all trades. Soft dollar trades are executed the same way as all other agency executions.

Pzena

Conflicts of interest may arise in managing a portion of the Multi-Manager Emerging Markets Equity Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product-specific basis. Thus, all emerging markets value Accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Multi-Manager Emerging Markets Equity Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Multi-Manager Emerging Markets Equity Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/initial order preparation. Factors affecting allocations include availability of cash, existence of client imposed trading restrictions or prohibitions, and the tax status of the account. Changes are only made to such allocations if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro rata breakdown or on a random basis.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous, transactions for the Multi-Manager Emerging Markets Equity Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Pzena is not obligated to seek the lowest transaction charge in all cases, except to the extent that it contributes to the overall goal of obtaining the best results for the client. A higher transaction charge on exchange and over-the-counter trades may be considered reasonable in light of the value of the brokerage and research services provided. These services are of the type described in Section 28(e) of the Exchange Act and are designed to augment Pzena’s internal research and investment strategy capabilities.

Pzena currently has written soft dollar arrangements with several brokerage firms that execute transactions on behalf of Pzena’s clients. When Pzena uses client brokerage commissions (or markups or markdowns) to obtain research or other products or services, Pzena receives a benefit because it does not have to produce or pay for the research, products or services. Pzena seeks to control this process by maintaining a relatively small soft dollar budget, and by limiting the services it pays for using soft dollars those that fall squarely within the safe harbor of Section 28(e). If research products or services received by Pzena have a mixed use, Pzena will seek to allocate in good faith the cost of such service or product accordingly.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Multi-Manager Emerging Markets Equity Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including the Multi-Manager Emerging Markets Equity Fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to reporting requirements, and annual and quarterly certification requirements. “Access Person” is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of Pzena’s full-time employees except those whose job functions are solely clerical. In addition, no Access Person, including an investment person, shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by Pzena, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the Access Person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product-specific basis (i.e., for all emerging markets value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Westwood

Westwood has a fiduciary duty to ensure that all clients are treated fairly and equitably. It has policies in place to ensure best execution and proper allocation of trades across accounts. Westwood presently manages multiple separate and commingled emerging market accounts, including the Multi-Manager Emerging Markets Equity Fund, WGI Emerging Markets Fund and WGI Emerging Markets Smaller Companies Fund (the “Westwood Funds”). The management of multiple accounts and Westwood Funds inherently means that there may be competing interests for the portfolio management team’s time and attention. That being said, this inherent conflict is mitigated as all accounts and Westwood Funds are managed, allowing for different objectives and client restrictions, on a pro rata basis. Further, compliance with Westwood’s investment guidelines is monitored in a real time basis as set forth in Westwood’s Compliance Manual. Traders are precluded from executing trades that will result in investment guideline breaches. Westwood does not generally engage in cross trades between portfolios and would only do so with prior consent of clients.

The trading system utilized by Westwood automatically generates trade allocation across accounts and allows for customization of client restrictions. When a buy or sell is decided by the principal(s), the system allocates the buy/sell amongst the portfolios based on its’ existing portfolio percentage of ownership or randomly when a transaction size is too small to be cost effectively allocated pro rata among all eligible accounts. For all program trades or new cash flows, trades are cloned off an existing portfolio in a similar strategy. Both the trade allocation and adherence to investment manager guidelines are reviewed transactionally by the compliance system and the Operations Manager and as part of the annual compliance review by the Chief Compliance Officer.

Westwood utilizes soft dollars and its soft dollar arrangement complies with the safe harbor set forth in Section 28(e) of the Exchange Act. With respect to executing trades, Westwood determines which broker to use to execute each order, consistent with its duty to seek best execution. Best execution is reviewed by the trader and portfolio managers at the time of trade execution by comparing the price of the trade to the average price for the day of the security adjusted for volume (VWAP). The controls in place for best execution are the same for soft dollar trades and non-soft dollar trades.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for any accounts or Westwood Funds. To address this, Westwood has adopted a written Code of Ethics (which includes a “Personal Transactions” section) designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy.

Westwood’s Chief Compliance Officer is responsible for identifying whether conflicts do or may exist, ensuring that conflicts are addressed in a fair and equitable manner and ensuring that conflicts are adequately disclosed to clients. Annual review is conducted by the Chief Compliance Officer and presented to the principals.

Multi-Manager Global Listed Infrastructure Fund

BIM

In the course of its normal business, BIM may encounter situations where BIM faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of BIM or its personnel diverge from those of a client or when BIM or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, BIM believes managing perceived conflicts is as important as managing actual conflicts.

To address these potential conflicts, BIM had adopted policies and procedures including a code of ethics, and investment allocation, trade execution and insider trading procedures, and trains its employees to act in a manner that is consistent with its fiduciary obligations to its clients.

Performance-Based Fees and Side-by Side Management. In some cases, BIM has entered into performance fee arrangements with qualified clients. Performance-based fee arrangements may create an incentive to favor higher paying accounts over other accounts in the allocation of investment opportunities. To address this conflict, BIM has adopted policies and procedures under which allocation decisions may not be influenced by certain fee arrangements and trades are allocated in a manner that BIM believes is consistent with its obligations as an investment adviser.

Affiliated Brokers. BIM has two affiliated broker/dealers, Brookfield Financial Corp and Brookfield Private Advisors LLC. These are limited purpose broker/dealers and BIM does not conduct any trading with them.

Soft Dollars. BIM engages in third party “soft dollar” practices and commission sharing agreements, in which BIM receives brokerage and research products and services in exchange for the direction of brokerage to a particular broker or brokers. Whenever BIM decides to use products or services that benefit both BIM and client accounts, BIM will make a good faith effort to determine the relative proportion of such products or services which may be attributed to research. The portion attributable to eligible research or brokerage services may be paid through client brokerage commissions and the non-research portion will be directly paid by BIM. BIM keeps adequate records as it pertains to the payment of soft dollars and their allocation between research and non-research portions. BIM analyzes its use of client brokerage commissions annually to determine whether its use of soft dollars falls within the safe harbor provided by Section 28(e) of the Exchange Act.

Although the allocations between research and non-research portions will be made in accordance with BIM overall fiduciary responsibilities, clients should be aware of the potential conflicts of interest created by the use and allocations of soft dollar arrangements. BIM acts in accordance with its duty to seek best execution and will not continue any arrangements if BIM determines that such arrangements are no longer in the best interest of BIM client accounts.

Lazard

As an investment adviser, Lazard by definition is a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors. In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Individual fund managers may manage multiple accounts for multiple clients. In addition to the Fund, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. Lazard manages all accounts on a team basis. Lazard manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by Lazard’s compliance department. Lazard intends that all clients are treated fairly and equitably. When Lazard deems the purchase or sale of the same security to be in the best interest of two or more advisory accounts, Lazard may aggregate, to the extent permitted by law, the securities to be purchased and sold in order to seek more favorable prices, lower brokerage commissions or more efficient execution. An allocation of a trade will not be given to any account solely based on a favorable execution or on the relationship of the account to Lazard or its personnel.

Lazard personnel may effect transactions for their own accounts in the same or different securities than those purchased and sold for Lazard’s clients. In general, Lazard personnel may not effect transactions in securities for their own account, or for accounts in which they have an interest or control (“personal securities accounts”) within seven days before or after a client account trades in the same security, or where such securities are contemplated for purchase or sale for a client account or are the subject of an unexecuted order for a client account. All personnel must pre-clear all trades (other than open-end mutual funds not managed or sub-advised by Lazard) for personal securities accounts with Lazard compliance personnel. All Lazard personnel are prohibited from purchasing a security for a personal securities account in a public offering or, unless prior permission from Lazard’s chief compliance officer is given, in a private placement.

Consistent with the requirements of best execution, brokerage commissions on an account’s portfolio transactions are directed to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. Lazard may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where Lazard has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to Lazard’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

Lazard receives a wide range of research (including proprietary research) and brokerage services from brokers, including written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing services, as well as discussions with research personnel and meetings with senior management of companies whose securities are held in or may be held in client accounts, along with databases and other news and technical services utilized in the investment management process.

Generally, Lazard does not attempt to put a specific dollar value on proprietary research received from brokers, believing that the research received is, in the aggregate, of valuable assistance in fulfilling overall responsibilities to the clients. However, Lazard may receive research from brokers other than those with whom Lazard effects transactions, and enters into “soft dollar” arrangements in compliance with Section 28(e) of the Exchange Act pursuant to which such brokers are compensated for the research by brokers with whom Lazard executes transactions (“commission sharing arrangements”). In such cases, Lazard establishes what it believes is a fair value for such research. Certain of the services received from brokers, i.e. services other than research services, including portfolio management computer services, are partially paid for directly by Lazard and an allocation of the usage has been made in accordance with Section 28(e) of the Exchange Act.

Any research received for a particular client’s brokerage commissions may be useful to that client, but also may be useful to Lazard or an affiliate in connection with the management of other client accounts, and vice versa. In addition, not all such services may be used by Lazard in connection with the accounts that paid commissions to the broker providing such service. Lazard believes that it has resolved any potential conflict of interest by subjecting all such arrangements to its policies and procedures designed to ensure compliance with Section 28(e) of the Exchange Act, and effecting all such transactions in accordance with Lazard’s trading policies and procedures.

Multi-Manager Global Real Estate Fund

BIM

Please see conflict of interest disclosure for the Multi-Manager Global Listed Infrastructure Fund on page 97 for a description of potential conflicts of interest for BIM.

Delaware Investments

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other funds or accounts and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund or the Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

One of the accounts managed by the portfolio managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the portfolio managers do not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware Investments’ Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so. Delaware Investments, through the trading department of Delaware Management Business Trust (DMBT), of which it is a series, selects brokers, dealers and banks to execute transactions for the purchase or sale of portfolio securities based upon a judgment of their professional capability to provide the service. The primary consideration is to provide best execution. Delaware Investments and its affiliates use commission revenues from equity trades to pay for research received by the manager. Under brokerage and research allowable under the safe harbor protections described in Section 28(e) of the Exchange Act, equity commissions are used to pay brokers or dealers for research services such as: advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities. In addition, the research may include: furnishing analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assistance in determining portfolio performance evaluation and technical market analysis. Delaware Investments and its affiliates also receive research from brokers or dealers that is provided to the broker or dealer by a third party.

Delaware Investments supports the protection of clients’ interests through oversight and monitoring practices that relate to the use of commission revenues. As part of its brokerage allocation practices, Delaware Investments has incorporated a formal review and approval of third party services to assess the service’s use under Section 28(e) as well as any budgetary considerations. In addition, the Commission Committee performs a periodic review of commissions including: overall use, allocation of commissions and any related commission matters.

All transactions are subject to best execution.

Multi-Manager International Equity Fund

Altrinsic

As a portfolio manager with multiple clients, Altrinsic faces potential conflicts of interest in connection with managing the Multi-Manager International Equity Fund as well as other accounts simultaneously. Altrinsic has accounts which charge fees as a percentage of assets under management, have a fixed fee, or have performance based fees. A potential conflict of interest could arise when executing trades for accounts which pay fees on different schedules. It is Altrinsic’s policy that no client for whom Altrinsic has investment decision responsibility shall receive preferential treatment over any other client. When allocating securities among clients, it is Altrinsic’s policy that all clients should be treated fairly and that, to the extent possible, all clients should receive equitable treatment over time and no client(s) will receive more favorable treatment or be disadvantaged over other client(s). Whenever possible, Altrinsic will aggregate orders for accounts purchasing/selling the same security at the same time. Generally, each eligible client that participates in an aggregated order will participate at the average price for all Altrinsic client transactions in that security on a given business day and transaction costs will be generally shared pro-rata based on each client’s participation in the transaction.

Altrinsic and its personnel may affect limited transactions for their own accounts in the same or different securities than those purchased and sold for the accounts of Altrinsic’s clients. All employees are prohibited from engaging in personal securities transactions in Reportable Securities, as defined in the Advisers Act, except for sales transactions of securities that were held by the employee prior to their date of hire or purchases and sales of ETFs, closed-end funds and MLPs. All personal securities transactions require that written pre-clearance approval was obtained from the Chief Compliance Officer (“CCO”). The CCO only approves transactions if it concludes that the transaction would comply with the provisions of the Altrinsic code of ethics and is not likely to conflict with or have any adverse economic impact on clients. No personal trades are aggregated with clients’ trades.

Altrinsic uses “soft dollars” for research and brokerage services that provide lawful and appropriate assistance to Altrinsic in carrying out its investment decision making responsibilities, as permitted under the safe harbor of Section 28(e) of the Exchange Act. A potential conflict of interest could arise when Altrinsic uses client brokerage commissions to obtain research or brokerage services as the firm benefits from the research, products, and/or services it would otherwise have to produce internally or purchase. Altrinsic maintains policies and procedures to address such conflicts. As a fiduciary, Altrinsic has an obligation to seek “best execution” of clients’ transactions under the circumstances of the particular transaction. If Altrinsic selects a broker-dealer that provides soft dollar benefits that may cause clients to pay commissions higher in return for those benefits than those commissions charged by other broker-dealers.

EARNEST Partners

EARNEST Partners is responsible for managing a portion of the Multi-Manager International Equity Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Multi-Manager International Equity Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner it believes to be fair and equitable. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.

In selecting brokers to be used in portfolio transactions, EARNEST Partners’ general guiding principle is to seek the best overall execution, which is a combination of price and execution. The commission rates paid by EARNEST Partners’ clients with discretionary accounts may be sufficient to allow executing brokers to provide EARNEST Partners with an array of normal research. As such, EARNEST Partners may not find it necessary to pay higher commission rates specifically for the purpose of obtaining research, and receipt of research is not the primary motivation in the selection of brokers. Research received from brokers that are providing best overall execution is viewed as added value. It is possible that EARNEST Partners may pay, or be deemed to have paid, commission rates higher than EARNEST Partners could have otherwise paid in order to be assured of continuing to receive research that EARNEST Partners consider useful. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act. In some instances, research received by EARNEST Partners may also be used for functions that are not related to the making of investment decisions. Where research has a mixed use, EARNEST Partners will make a reasonable allocation according to its use and will pay for the nonresearch function in cash using its own funds. Clients should consider that this allocation determination creates a potential conflict of interest between clients and EARNEST Partners.

EARNEST Partners does not generally enter into agreements with brokers regarding specific amounts of brokerage because of research provided, but EARNEST Partners does maintain an internal allocation procedure to identify brokers who have provided EARNEST Partners with research that EARNEST Partners considers useful. These internal guidelines are established by the investment committee to provide direction to EARNEST Partners’ traders, and are based, in part, on the quality and usefulness of the research provided and its value to EARNEST Partners on behalf of its clients. The amount of brokerage specifically allocated to any broker will be based, in part, on the cost of such research to the broker, and the amount allocated is generally higher than that which EARNEST Partners would pay for the research were EARNEST Partners to pay for it in cash using its own funds. When client brokerage commissions are used to obtain research or other products or services, EARNEST Partners receives a benefit because the firm does not have to produce or pay for the research, products or services. Clients should consider that there is a potential conflict of interest between client interests in obtaining best execution and EARNEST Partners’ receipt of and payment for research through brokerage allocations as described above.

EARNEST Partners has adopted a code of ethics which it believes is reasonably designed to address potential conflicts of interest and prevent prohibited acts. EARNEST Partners’ code works in conjunction with its insider trading policy (together, the “Policy”). Among other things, it forbids any officer, member or employee of the Firm (“Related Persons”) from trading, either personally or on behalf of others, on material non-public information or communicating material non-public information to others in violation of the law (i.e., insider trading). The Policy includes procedures requiring Related Persons to report their personal securities transactions to the Chief Compliance Officer on a periodic basis. Related Persons may trade in any security that is not currently owned or currently under consideration by EARNEST Partners or its Affiliate for their client accounts, but must obtain prior written approval for Initial Public Offerings and Private Placements. If an equity security is owned or currently under consideration by the investment team, the Related Persons may trade in the equity security if (1) prior written approval is obtained, (2) EARNEST Partners or its Affiliate have not traded that security within the last 7 days and are not expected to trade in that security in the next 7 days and (3) if the security is included in a model that is traded by a wrap program that is advised by EARNEST Partners or its Affiliate, EARNEST Partners or its Affiliate has not established or revised the model(s) in the last 7 days and are not expected to establish or revise the model(s) in the next 7 days with respect to the security. If EARNEST Partners or its Affiliate has traded the equity security or expects to trade the security, the Related Person may elect to take the de minimis exemption so long as the transaction meets the following requirements: (1) 5,000 shares or fewer are to be traded; (2) the issuer in question has a market capitalization greater than $1.0 billion at time of trade; and (3) prior written approval is obtained. As an additional requirement under the de minimis exemption, the Related Person is required to hold the equity security for 30 days from the original trade date before entering into another transaction in the same security. Generally, there are no restrictions on open-end mutual fund transactions by Related Persons; however, any mutual fund that EARNEST Partners or an Affiliate advises or sub-advises, are placed on the restricted list and require prior written approval to trade. Additionally, the Related Person may not trade the mutual fund again for at least 30 days. Bond issues of at least $25 million and that are on the restricted list may be purchased by Related Persons, with prior written approval, in amounts of up to $100,000 per month. EARNEST Partners believes that its Policy is reasonably designed to prevent prohibited acts and address potential conflicts of interest between its Related Persons and clients. However, clients should be aware that no set of rules can possibly anticipate or relieve all potential conflicts.

NFJ

Global

Allianz has adopted compliance policies and procedures that attempt to address different sources of conflicts of interest. These include, but are not limited to, conflicts arising from:

•	Different fee rates/structures;

•	Accounts that wish to buy and/or sell the same securities;

•	Different investment objectives and strategies;

•	The management of multiple funds/accounts resulting in unequal attention from a portfolio manager;

•	Influence on the selection of brokers and dealers used to execute transactions;

•	Personal trading; and

•	Front running.

In addition, certain employees, including investment personnel, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz’s code of ethics. The Allianz code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of its clients. Allianz has also adopted Conflict of Interest Standards (the “Standards”) that apply to all Allianz Global Executive Committee Members. Certain provisions of the Standards also apply to all permanent guests who regularly attend Global Executive Committee meetings (“Participants”). The Standards have been established to account for the fact that the Global Executive Committee Members and Participants (or other senior executives) may be exposed to certain conflicts due to their multi-layered and cross-jurisdictional management responsibilities within Allianz and its subsidiaries.

The following topics are covered by the Standards:

•	Personal account dealings;

•	Inside information;

•	Outside business activities/external board memberships; and

•	Gifts and business entertainment.

United States

Allianz has adopted compliance policies and procedures that attempt to address different sources of conflicts of interest. These include, but are not limited to, conflicts arising from:

•	Different fee rates/structures;

•	Accounts that wish to buy and/or sell the same securities;

•	Different investment objectives and strategies;

•	The management of multiple funds/accounts resulting in unequal attention from a portfolio manager;

•	Influence on the selection of brokers and dealers used to execute transactions;

•	Personal trading; and

•	Front running.

In addition, certain employees, including investment personnel, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz’s code of ethics. The Allianz code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interest of its clients.

Soft dollar policies and procedures will be disclosed to clients in the Form ADV, or by other appropriate means. All soft dollar transactions will:

•	Comply with NFJ’s best execution obligations, applicable laws and regulations, and client account guidelines, including applicable Fund policies;

•	Be determined in good faith that the amount of commissions was reasonable in relation to the value of research and services provided;

•	Be pre-approved (arrangements only) in writing by management, NFJ’s Chief Compliance Officer or Chief Legal Officer (or designee), or a committee;

•

Require a final agreement/contract (arrangements only) between the vendor and the providing broker and that all invoices must be sent directly from the vendor to the providing broker who is responsible for payment;

•	Require that all brokers/dealers provide statements of all third party services provided under these arrangements, at least annually;

•	Not be used to compensate brokers for absorbing trade errors; and

•	Be documented and reviewed at least annually, and, if mixed-use services are involved, be further reviewed for the basis of allocation between the research and non-research portions.

WCM

Side-by-side Management

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Multi-Manager International Equity Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s order aggregation and trade allocation policies.

Performance-based Fees

Performance-based fees are based on a percentage of the capital appreciation of the assets in a fund or account. In limited circumstances, WCM accepts client requests to charge a performance-based fee. Because WCM manages accounts that are charged an asset-based fee and accounts that are charged a performance-based fee, there may be an incentive for WCM to favor accounts for which it receives a performance-based fee and/or to make investments that are riskier or more speculative than would be the case in the absence of such a compensation framework. WCM has established policies and procedures to mitigate this conflict.

Research and Soft Dollars

Under Section 28(e) of the Exchange Act, WCM pays commissions to broker-dealers for client portfolio transactions that exceed the amount of commissions that would be charged by another broker-dealer for the same transaction, provided that WCM determines in good faith that the amount of commissions paid are reasonable in relation to the value of the brokerage and research services provided by such brokerdealer, either in terms of a particular transaction or WCM’s overall responsibilities with respect to accounts for which it exercises investment discretion. Pursuant to Section 28(e), WCM has entered into soft dollar arrangements with third parties and broker-dealers for eligible “brokerage” and “research” products and services (as defined under Section 28(e)) used by WCM in connection with its investment process, including, without limitation, general economic and security market analyses and reports, industry and company analyses and reports, third party and proprietary analyses and reports concerning securities, and market data. WCM uses these eligible research and brokerage products and services in providing investment advisory services to all of its clients, rather than just those portfolios for which soft dollar transactions are executed. WCM believes that its soft dollar arrangements comply with the requirements of Section 28(e). A potential conflict of interest exists because WCM receives these products and services from broker-dealers in exchange for directing commissions from client portfolio transactions, rather than paying for these products and services with its own assets. WCM may therefore have an incentive to select or recommend a broker-dealer based on its interest in receiving the research or other products or services, rather than on its clients’ interest in receiving most favorable execution. To mitigate this conflict, WCM conducts periodic reviews of its best execution efforts.

Portfolio Pumping and Window Dressing

As a market participant, and in accordance with WCM’s fiduciary duties to its clients, WCM’s investment personnel are required to comply with relevant rules and regulations related to trading activities. Among the areas of concern which have been identified by the SEC and its staff are situations where an adviser trades for client accounts in a manner designed not to benefit the client account but rather to benefit the adviser. For example, where an adviser is paid based on the value of assets in a client account as of a particular date, the adviser may have an incentive to artificially inflate the value of one or more positions in the client account on that date (e.g., by “portfolio pumping” or “marking the close”).

The manipulation of a security’s price right before the end of a quarter, when a client’s performance is measured, is not permitted. One deceptive practice is known as “portfolio pumping” or “marking the close” and is done by placing a large number of purchase orders on existing holdings before the end of a reporting period, thereby increasing the overall value of the account or mutual fund. Another deceptive practice consists of selling recently weak performing securities and buying recently strong securities prior to the end of a reporting period to give the appearance that the client has been holding good performing securities all along (“window dressing”).

Both portfolio pumping and window dressing are prohibited activities at WCM. To monitor for these deceptive trading practices, WCM’s chief compliance officer will review the client portfolio turnover rate during the last week of the quarter to detect patterns of increased trading activity. For any unusual and/or increased portfolio turnover rate, WCM’s chief compliance officer will review that client’s trading activity to monitor for “portfolio pumping” or “window dressing” practices.

Invest in Same Securities Recommended to Clients

WCM acts as investment adviser to numerous accounts. WCM gives advice and takes action with respect to any client account or for its own account, or the account of its officers, directors, employee, or agents, that may differ from actions taken by WCM on behalf of other accounts. WCM is not obligated to recommend, buy or sell—or to refrain from recommending, buying or selling—any security that WCM, its officers, directors, employees or agents, may buy or sell, directly or indirectly, for its or their own accounts, or for any other account WCM manages. WCM is not obligated to refrain from investing in securities held in the accounts it manages, except to the extent that such investments violate the Code of Ethics adopted by WCM.

From time to time, personnel of WCM will have interests in securities owned by or recommended to clients. On occasion, WCM purchases or sells for its advisory accounts securities of an issuer in which WCM or its personnel also have a position or interest. To mitigate this conflict of interest, WCM aggregates transactions for its proprietary accounts and accounts of its personnel, and averages prices across all accounts participating in the transaction to the extent that such aggregated transactions do not violate the securities laws or regulations or its Code of Ethics. Additionally, “knowledgeable employees” of WCM may invest in private funds which, in turn, may invest in securities in which WCM invests on behalf of other managed accounts. As these situations may represent a potential conflict of interest, WCM has implemented procedures, relating to personal securities transactions and insider trading, that are designed to prevent actual conflicts of interest.

Code of Ethics

WCM has adopted a Code of Ethics pursuant to Rule 204A-1 of the Advisers Act that sets forth the standards of business conduct required of WCM’s personnel, and requires an affirmative commitment that WCM will comply with federal securities laws. As a matter of Firm policy, WCM’s Code of Ethics states:

“WCM is committed to maintaining the highest legal and ethical standards in the conduct of our business. We have built our reputation on client trust and confidence in our professional abilities and our integrity. As fiduciaries, we place our clients’ interests above our own. Meeting this commitment is the responsibility of WCM and each and every one of our employees.”

All WCM personnel are subject to the restrictions and procedures in the WCM Code of Ethics on personal securities transactions. Among other things, the Code of Ethics addresses:

•	WCM’s fiduciary obligations to clients.

•

WCM’s obligation to provide all personnel with a copy of the current Code of Ethics and any subsequent amendments, and obtain a written acknowledgement of their receipt of the Code of Ethics and any amendments.

•	WCM’s restrictions on purchases and sales for personal accounts of securities purchased or sold for clients and reporting requirements.

William Blair

William Blair portfolio managers manage other accounts in addition to the Fund. Therefore, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. Certain of these accounts may pay higher advisory fees than the Fund creating an incentive to favor the higher paying account. However, William Blair seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to clients and has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Generally, the investment decisions for the Fund are reached independently from those for other accounts managed by William Blair. However, some other accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. Such other accounts may include private investment funds and mutual funds operated by William Blair that compete directly with the Fund. William Blair and its personnel may stand to benefit more personally from good investment performance by these private investment funds or mutual funds than by equivalent performance of the Fund. In those instances where the Fund and another client of William Blair trade in the same type of instrument at the same time, William Blair has established allocation procedures to allocate such trades among its various clients and the Fund equitably. In some cases, this procedure may affect the size or price of the position obtainable for the Fund. The Fund may also purchase securities from other members of an underwriting syndicate of which William Blair or an affiliated broker-dealer is a participant. However, the Fund will only do so pursuant to procedures adopted by the Board of Trustees.

In addition, in purchasing and selling portfolio securities for the Fund, William Blair seeks to obtain the most favorable overall terms, taking into account the net price, method of execution and research services provided by brokers. William Blair may engage broker dealers on behalf of the Fund to provide research services to William Blair at a commission rate that is higher than another broker might have charged. However, William Blair will only do so if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or William Blair’s other advisory accounts over which it has investment discretion. William Blair determines overall reasonableness of brokerage commissions (and of premiums and discounts on principal transactions which do not involve commissions) by review of comparable trades for William Blair’s other accounts and the market generally. Research services provided to William Blair from brokers in connection with the Fund’s brokerage transactions and William Blair’s other accounts may disproportionately benefit William Blair’s other clients based on the relative amounts of brokerage services provided to the Fund and such other clients.

Because William Blair permits its advisory personnel to engage in personal securities transactions, this may create a conflict because personnel could be motivated to favor their own investment interests over the Fund’s interests. To help manage these conflicts, William Blair has implemented controls including maintenance of a code of ethics, pre-clearance and reporting requirements for personal securities transactions, use of restricted lists and blackout periods and ongoing monitoring.

In addition to its registration with the SEC as an investment adviser under the Advisers Act, William Blair also is registered with the SEC as a securities broker-dealer under the Exchange Act. In its broker-dealer capacity, the firm executes securities transactions for clients. To help mitigate any potential conflict, William Blair does not utilize its own broker-dealer to execute securities transactions for its institutional investment advisory clients.

Multi-Manager Large Cap Fund

Delaware Investments

Please see conflict of interest disclosure for the Multi-Manager Global Real Estate Fund on page 99 for a description of potential conflicts of interest for Delaware Investments.

Huber

The portfolio manager who has day-to-day management responsibilities with respect to the Fund and other accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. However, Huber will be able to devote sufficient attention to the management of the Fund, and Huber seeks to manage such competing interests for the time and attention of the portfolio manager.

With respect to securities transactions for the Fund, Huber determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If Huber believes that the purchase or sale of a security is in the best interests of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. Huber will allocate securities so purchased or sold in the manner that it considers equitable and consistent with its fiduciary obligations to its clients.

Huber may enter into soft dollar arrangements. Soft dollar payments will be for services of the type described in Section 28(e) of the Exchange Act, which are designed to augment Huber’s internal research and strategy capabilities. Huber has established a brokerage committee as part of the firm’s Principal Group meetings, which is responsible for monitoring all issues relating to trading, including best execution, the evaluation and approval of brokers used to execute portfolio transactions and the evaluation of soft dollar arrangements.

Huber does not anticipate any conflicts of interest between management of the Fund and other funds and accounts managed by the firm. Huber’s brokerage and trading policies are designed to mitigate conflicts that may arise between transactions involving the Fund and those involving separately managed accounts.

Jennison

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•	Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•	Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

•

Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•

Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•

Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison provides disclosure of these conflicts as described in its Form ADV.

Soft Dollars

Jennison considers a broker’s provision of research and the value of that research as factors in allocating brokerage. Jennison receives both proprietary research (created or developed by the broker-dealer) and third party research (research developed or created by third party) that aid in our investment decision making or services that aid in trade execution from brokers (brokerage services). Under the safe harbor provided under Section 28(e) of the Exchange Act, Jennison’s equity business pays for these research and brokerage services with its equity clients’ brokerage commissions (soft dollars). Jennison’s fixed income business does not pay for research with soft dollars. The use of soft dollars to pay for this research is a benefit for Jennison because Jennison does not have to pay for this research using its own money (hard dollars). The receipt of soft dollar benefits creates a conflict of interest because Jennison may have an incentive to select or recommend a broker-dealer based on its desire to receive research or brokerage services rather than its clients’ interest in receiving best execution.

Jennison uses soft dollar research to benefit one, a few or all of its clients, including accounts of its affiliates that Jennison manages. Jennison also uses soft dollar research to benefit client accounts other than the client accounts that paid the soft dollar commissions.

Jennison uses soft dollars to pay for a broad range of proprietary and third party research that is used to supplement its internal research and aid in investment decision-making. These research services can include the following: information on the economy, industries, groups of securities and individual companies, statistical information, market data, accounting and tax law interpretations, information regarding political developments, pricing and appraisal services, credit analysis, technical analysis, risk measurement analysis, performance analysis and other information regarding matters that may affect the economy and/or security prices. Research may be received in the form of written reports, periodicals, investment seminars, software, computer databases, access to corporate management and industry spokespersons, security analysts, economists and government representatives. Jennison also utilizes expert networks.

When selecting a broker to execute client transactions in return for soft dollar benefits, Jennison seek the best execution and most advantageous price in light of the overall quality and reliability of brokerage taking into account various factors.

Jennison may use agency or eligible riskless principal transactions to generate soft dollar credits to pay for the research and brokerage services and products described above. Jennison does not make binding commitments as to the level of brokerage commissions that Jennison will allocate to a broker, nor does Jennison commit to pay cash if informal targets are not met.

Jennison may pay higher commissions than would be obtainable for execution by other brokers where research is not obtainable in recognition of the value of the soft dollar benefits. In such cases, Jennison makes a good faith determination that the higher commission is reasonable in relation to the value of research and brokerage services provided, viewed in terms of either that particular transaction or our overall responsibilities with respect to all of its clients’ accounts.

To the extent that Jennison receives both administrative benefits and research and brokerage services provided by brokers, Jennison makes a good faith allocation between the administrative benefits and the research and brokerage services and pay for the administrative benefits in hard dollars. From time to time, Jennison independently acquires for uses other than its investment management of client accounts the same services as those provided by a broker. In such instances, Jennison pays hard dollars for those services.

Jennison has policies and procedures that address and track the use of client commissions to pay for eligible soft dollar services. Jennison regularly reviews the amount of brokerage allocated to brokers that provide it with soft dollar services.

WestEnd

WestEnd’s investment team manages other accounts with similar objectives as the Fund, which may give rise to potential conflicts of interest. WestEnd does not believe these conflicts are material. To the extent that conflicts arise that are material, WestEnd believes its policies and procedures are designed to effectively manage those conflicts in an appropriate way.

For each investment strategy offered, investment decisions are made at the product level. All accounts in a particular strategy hold the same securities in the same relative quantities. Any changes to the model are executed across all accounts in the strategy at or around the same time (subject to WestEnd’s trading procedures), provided client-imposed restrictions do not require exclusion.

A potential conflict of interest may exist as a result of WestEnd’s portfolio managers managing the Fund along with other accounts, which, in theory, may allow the portfolio managers to allocate investment opportunities in a way that favors the other accounts over the Fund. Notwithstanding this theoretical conflict of interest, it is WestEnd’s policy to manage each account based on its investment objectives and restrictions.

WestEnd has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis and in a manner consistent with each account’s investment objectives and restrictions.

WestEnd does not charge any performance-based fees.

WestEnd provides investment advisory services in which investment decisions for clients are made on a fully discretionary basis, including the selection of brokers to execute trades and the amount of commissions or markups paid to those brokers. WestEnd will make investment decisions for client accounts in accordance with the investment objectives, risk tolerance, investment time horizon, and any investment policies, guidelines, or reasonable restrictions as client may impose in writing, and to which WestEnd agrees.

WestEnd may choose, but is not required, to aggregate client orders consistent with its policy of seeking best price and execution. Clients participating in an aggregated order participate at the average share price. If an aggregated order is filled in its entirety, it is allocated to client accounts according to a predetermined allocation. If an order is partially filled, it is allocated on a pro rata basis. The lack of available cash in an account will preclude its inclusion in an investment otherwise suitable for the client. Also, to the extent that the limited availability of a security would result in a de minimis allocation, WestEnd may exclude one or more accounts from participating in the order.

WestEnd seeks to avoid favoring any client account over any other client account in the ordering and execution of trades. When a model change is implemented across multiple client accounts, brokers, or platforms, a random order determines the sequence in which fully discretionary accounts, wrap program accounts, directed brokerage accounts, and certain Unified Managed Account (UMA) programs, trades are executed. Other overlay programs, other Unified Managed Accounts (UMAs), and other model portfolios (for example, those programs in which WestEnd does not initiate trades, or is made aware of trade progress, or does not receive trade completion notification) are notified of model changes at or near completion of WestEnd’s trading according to a random order process. At times, operational or other circumstances may warrant modification to these practices. WestEnd has procedures in place to ensure that any deviation from its trading procedures does not systemically disadvantage any client or group of clients.

In selecting a broker or dealer, WestEnd seeks competitive commission rates. However, WestEnd also considers a number of other factors, including:

•	research capabilities and the success of prior research recommendations

•	commission rates

•	ability to execute trades timely, accurately and efficiently

•	nature and frequency of sales coverage

•	specialization in a market, sector or industry

•	back office and processing capabilities

•	financial stability

•	reputation

•	responsiveness.

WestEnd currently does not have any formal soft-dollar arrangements, nor does it use any mixed-used products under any soft-dollar arrangement. WestEnd receives proprietary research from brokers in exchange for executing client transactions. This may cause WestEnd to select a broker based on the research received rather than on the client’s interest in receiving the most favorable execution. Research services include, among other things: market, economic or financial data; a particular aspect of economics or on the economy in general; statistical information; data on pricing and availability of securities; financial publications; electronic market quotations; analyses concerning specific securities, companies, industries or sectors; and market, economic and financial studies and forecasts. Although research will be used to service all clients, brokerage commissions paid by a client may be used to pay for research that is not used in managing the client’s account.

A client may pay a brokerage commission in excess of that which another broker might charge for effecting the same transaction where WestEnd determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and research services received. WestEnd regularly evaluates brokerage services and the commissions paid to make a good faith determination that the amount of the commission is reasonable in relation to the value of the research received. The extent to which commission rates charged by brokers reflect the value of research cannot be readily determined. However, WestEnd makes every attempt to negotiate the lowest possible transaction costs to clients.

Multi-Manager Mid Cap Fund

Geneva

Geneva’s portfolio managers manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, public entities and foundations), certain Undertakings for the Collective Investment of Transferable Securities (UCITS) and wrap fee programs (“Other Accounts”). Certain of these Other Accounts may pay higher advisory fees than the Fund creating an incentive to favor the higher paying account. Therefore, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of such Other Accounts on the other hand. However, Geneva has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. Geneva may agree to a performance-based fee (i.e. a fee based on a share of capital gains on or capital appreciation of the assets in a client’s account) if requested by a client. Accepting Other Accounts with performance-based fees create conflicts of interest because Geneva may have an incentive to favor those accounts in attempt to earn a higher fee. However, Geneva has adopted and maintains investment and trade allocation policies and procedures designed to address such conflicts. Geneva has also developed procedures to compare performance among client accounts managed under similar investment styles to detect favoritism or unusual investment results. Generally, the investment decisions for the Fund are reached independently from those for Other Accounts managed by Geneva. Although Geneva’s investment decisions on behalf of the Fund may differ from and/or conflict with advice given to its other clients, some Other Accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. These Other Accounts may have investment strategies similar to the Fund. In addition, Geneva’s personnel may stand to benefit more personally from good investment performance by these Other Accounts than by equivalent performance of the Fund. In those instances where the Fund and another client of Geneva’s trade in the same type of instrument at the same time, Geneva has established trading models and aggregation and allocation procedures to allocate such trades equitably among its various clients and the Fund. In some cases, this procedure may affect adversely the size or price of the position obtainable for the Fund. In purchasing and selling portfolio securities for the Fund, Geneva seeks to obtain best execution on behalf of its clients. Geneva has adopted procedures to monitor its best execution responsibilities. Geneva may engage broker-dealers on behalf of the Fund who provide research services to Geneva at a commission rate that is higher than another broker might have charged. However, Geneva will only do so if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or Geneva’s other advisory accounts. Research services provided to Geneva from brokers in connection with the Fund’s brokerage transactions and Geneva’s Other Accounts may disproportionately benefit Geneva’s other clients based on the relative amounts of brokerage services provided to the Fund and such other clients.

LSV

The portfolio managers responsible for day-to-day management of the Fund are responsible for management of all of LSV’s accounts, including accounts with the same investment objective as the Fund. In some cases, LSV has entered into individualized performance fee arrangements with clients. Performance-based fee arrangements, and accounts in which LSV employees may be invested, could create an incentive to favor those accounts over other accounts in the allocation of investment opportunities. LSV has adopted policies and procedures to monitor for these potential conflicts and to ensure that investment opportunities are fairly allocated to all clients.

LSV will make investment decisions for the Fund generally independently from investment decisions for LSV’s other clients and such decisions may differ from or conflict with advice given or investment decisions made for the Fund. However, some of LSV’s other clients may make investments in the same securities or instruments at the same time as the Fund. LSV has established trade allocation and aggregation procedures to ensure that the Fund and LSV’s other clients are treated fairly with respect to such allocation and aggregation decisions. However, these procedures may operate to disadvantage the Fund on some occasions.

Vaughan Nelson

The co-portfolio managers of the portion of the Multi-Manager Mid Cap Fund sub-advised by Vaughan Nelson are required to comply with the policies and procedures adopted by Vaughan Nelson, which are designed to address potential conflicts of interest as they may arise. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Fund may be presented with the following potential conflicts:

•

a conflict between the investment strategy of the Fund and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

•

a conflict in the allocation of limited investment opportunities between the strategy employed by the Fund and other managed accounts for which advisory fees are based upon the performance of the account; and

•	a conflict between the investment strategy of the Fund and the portfolio managers’ personal accounts.

Vaughan Nelson maintains policies and procedures in place (including a Code of Ethics governing all activities and trading within personal accounts) that address these potential conflicts of interest to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Soft Dollars

In placing orders for the purchase and sale of securities for the Multi-Manager Mid Cap Fund, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluations, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker, if any, in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson’s expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases it may not be used with respect to the Multi-Manager Mid Cap Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. In placing orders for the purchase and sale of securities for the Fund, Vaughan Nelson may cause the Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction, consistent with Section 28(e) of the Exchange Act. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson’s overall responsibilities to the Fund and its other clients.

Multi-Manager Small Cap Fund

Cardinal

Cardinal portfolio managers are often responsible for managing the Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross-trading, the allocation of investment opportunities and the aggregation and allocation of trades. Cardinal has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Cardinal has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, Cardinal has adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. Cardinal conducts periodic reviews of trades for consistency with these policies. Cardinal only uses soft dollar arrangements for products and services specifically related to investment research or trading execution. The agreements and payments are closely monitored for compliance with Section 28(e) of the Exchange Act.

Denver Investments

Performance-based fees and side-by-side management present an inherent conflict of interest. Denver Investments has adopted policies and procedures as well as monitoring and oversight that address and mitigate this conflict of interest, including trade aggregation and allocation policies that address the grouping of trades and the order of executing transactions through a process that the firm believes is fair and equitable to its clients. While there is no guarantee that such policies and procedures will be effective in all cases, Denver Investments believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Multi-Manager Small Cap Fund and its other managed funds and accounts have been reasonably designed.

From time to time, Denver Investments recommends to clients that they buy or sell securities or investment products that the firm, its employees, officers or partners may also own. Denver Investments and all such related persons are governed by restrictions established by its code of ethics which are intended to insure that the interest of the firm’s clients come first.

Denver Investments pays for research services consistent with Section 28(e) of the Exchange Act. For trades executed by an executing broker with a “third party” research arrangement, Denver Investments negotiates the cost of executing the trade with the remaining portion going towards credits to pay for the “third party” research.

For trades executed by brokers with a “proprietary” research arrangement, Denver Investments does not know the exact execution costs as the commission is bundled, but estimates that 1 to 2 cents a share is for trade execution services. If a research service includes content that is both eligible and non-eligible research (“mixed use”), Denver Investments allocates the cost based on use between the eligible and non-eligible research and pays the non-eligible portion directly with hard dollars. There is an inherent conflict of interest in these arrangements where an incentive may exist for Denver Investments to select a broker-dealer based on the firm’s interest in receiving the research, rather than the firm’s client’s interest in receiving most favorable execution. Denver Investments has addressed these conflicts of interest by periodically evaluating (i) the commission rates paid by clients against industry benchmarks given the size and nature of the firm’s trading; (ii) the value of the research obtained to the firm’s investment processes; and (iii) monitoring trade execution.

H&W

H&W’s investment team also manages institutional accounts, private investment funds and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations, which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The investment team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. H&W may be restricted from purchasing more than a limited percentage of outstanding shares of a company. If a company is a viable investment for more than one investment strategy, H&W has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay H&W performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for H&W to favor such accounts in making investment decisions and allocations, H&W has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings. To the extent that transactions on behalf of more than one client of H&W during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Since accounts are managed to a target portfolio by H&W’s investment team, adequate time and resources are consistently applied to all accounts in the same investment strategy. H&W places orders for the purchase and sale of portfolio investments for accounts and buys and sells investments for accounts through a substantial number of brokers and dealers. In so doing, H&W uses its best efforts to obtain for accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, H&W, having in mind each account’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. As permitted by Section 28(e) of the Exchange Act, H&W may cause an account to pay a broker-dealer which provides “brokerage and research services” (as defined in the Exchange Act) to H&W an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for such account on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Accordingly, H&W will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above. Because H&W may benefit from research services obtained from client commissions, H&W may have a conflict of interest in allocating client brokerage business. H&W will make decisions involving client commission arrangements in a manner that is consistent with Section 28(e) of the Exchange Act.

In order to address conflicts of interest, H&W has adopted a code of ethics (the “H&W Code”) which is applicable to all of H&W’s employees. The H&W Code permits subject personnel to invest in securities, including securities that may be purchased or held by an account, subject to certain restrictions. The protective provisions of the H&W Code prohibit certain investments and limit these personnel from making investments during periods when an account is making such investments.

Riverbridge

Potential conflicts of interest may arise because the Riverbridge investment team engages in portfolio management activities for other accounts. Examples of other accounts include, without limitation, separately managed accounts, institutional accounts, other investment companies and pooled investment vehicles. Riverbridge seeks to ensure that the Fund does not receive preferential treatment relative to Riverbridge’s other accounts, nor the Fund is disadvantaged in any way.

Riverbridge tightly bases all client portfolios on their respective model portfolio strategy. Because the Riverbridge investment team generally manages multiple accounts with similar investment objectives and strategies, Riverbridge is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge’s various client accounts. Where Riverbridge seeks to purchase securities for the account of the Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Riverbridge’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. Riverbridge maintains relationships with many institutional brokers to ensure best execution of trades. The Investment Team evaluates brokerage relationships on a regular basis based on a number of factors including the value of research products or services provided, commission rates, opportunity for price improvement, speed and likelihood of execution, and avoidance of market impact. In all cases, obtaining the best all-in price at a fair commission for the clients is of paramount concern. Riverbridge has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act, which permits Riverbridge to cause an account to pay commission rates in excess of those another broker-dealer would have charged, if Riverbridge determines in good faith that the commission paid is reasonable in relation to the value of the research and/or products provided. Research and/or products received from broker-dealers may be used to provide service for all of Riverbridge’s accounts, and not solely for the account(s) which generate the commissions from which the research or product derives.

Riverbridge has a code of ethics for the professional conduct of all employees in its fiduciary duty to its clients. It is the policy of Riverbridge that all employees of the firm have the duty to place the interest of the client first at all times. Each employee of Riverbridge shall handle his or her personal securities transactions in such a manner as to avoid any actual or potential conflict of interest or any abuse of position of trust and responsibility. Riverbridge has procedures for employee personal securities transactions to ensure compliance with the Riverbridge code of ethics.

Summit Creek

Potential conflicts of interest may arise because the Summit Creek investment team engages in small-cap growth portfolio management activities for other accounts. Examples of other accounts include, without limitation, separately managed accounts and institutional accounts. Summit Creek seeks to ensure that no client account receives preferential treatment relative to other accounts, including the Multi-Manager Small Cap Fund. Summit Creek’s investment team attempts to allocate portfolio transactions across accounts on a fair and equitable basis, and seeks to attain best execution for security transactions including allocation of soft dollar transactions.

With respect to employees involved in making and executing securities recommendations for client accounts or who have access to such information, the Summit Creek code of ethics contains a number of policies and procedures designed to address conflicts of interest based on the fundamental principle that such persons owe their chief duty and loyalty to Summit Creek’s clients. Under the policies and procedures, such persons are, among other things:

•

Required to provide the chief compliance officer with information concerning personal securities transactions (including any mutual funds for which Summit Creek serves as investment adviser or subadviser) such as initial and annual holdings reports, quarterly transaction reports and copies of brokerage statements and transaction confirmations;

•	Prohibited from investing in initial public offerings, from short-term trading (including market timing of mutual funds), and from excessive personal trading;

•	Required to obtain the chief compliance officer’s approval before engaging in most personal securities transactions; and

•	Limited from implementing any securities transaction for their personal accounts until seven calendar days have elapsed from the date of most recent activity in that security within client accounts.

Summit Creek’s soft dollar policy is prefaced on the principle that brokerage is the property of the client. With this in mind, Summit Creek seeks to obtain best execution, minimize transaction costs and use brokerage to benefit clients when effecting transactions.

Soft dollar arrangements, as defined in the CFA Institute Soft Dollar Standards, refer to an arrangement where an investment advisor directs transactions to a broker/dealer in exchange for brokerage and research services. These arrangements can include both proprietary and third-party research arrangements, but does not include client-directed brokerage arrangements. The commission rates paid by the investment adviser in these arrangements is typically higher than the lowest commission rate available.

The SEC has also provided guidance for the use of soft dollars under Section 28(e) of the Exchange Act. Section 28(e) provides certain “safe harbor” provisions that provides that an investment advisor with investment discretion over a client account is not in violation of its fiduciary duties when paying more than the lowest commission rate available. To rely on these safe harbor provisions, the investment manager must determine in good faith that the commission rate paid is reflective of the value of brokerage and research services provided by the broker-dealer. Summit Creek considers research received from approved broker-dealers to be consistent with the definitions provided under Section 28(e) of the Exchange Act.

Summit Creek may cause an account to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction in recognition of the value of brokerage and research provided by the broker-dealer; provided that it has determined in good faith, that the amount of such commission is reasonable in relation to the value of the brokerage and research provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Summit Creek in managing its accounts. Summit Creek believes that it is able to negotiate costs on client transactions which are competitive and consistent with achieving best execution.

Research services furnished by brokers through whom Summit Creek effects securities transactions are used by Summit Creek in carrying out its investment management responsibilities with respect to all the client accounts over which it exercises investment discretion. Summit Creek believes that most research services obtained generally benefit most or all of the accounts which it manages, although not all such services may be used by Summit Creek in connection with the accounts which paid commissions to the broker providing such services. In addition, Summit Creek may engage in soft dollar arrangements prior to fulfilling client requests for client-directed brokerage arrangements.

Summit Creek may acquire research in soft dollar arrangements which is also used by Summit Creek for purposes other than providing assistance to its investment decision-making process (a “mixed-use” product or service). In such circumstances, Summit Creek will make a good faith allocation of the cost of the product or service between soft dollars and hard dollars.

Summit Creek does not enter into contractual agreements or understandings with any broker regarding the placement of securities transactions because of research services they provide. Summit Creek is not affiliated with any broker-dealer. Summit Creek selects brokers primarily on the basis of their execution capabilities and trading expertise; however, the direction of transactions to such brokers may also be based on the quality and amount of the research and research-related services they provide to Summit Creek and directly to our clients. Summit Creek has determined that only trades executed on an agency basis will be utilized for soft dollar arrangements. Additionally, any security that is deemed difficult to trade or lacking liquidity will not be a candidate for soft dollar direction.

Multi-Manager Emerging Markets Debt Opportunity Fund

BlueBay

BlueBay may provide investment management services for other clients and accounts similar to those provided to the Fund and which may give rise to potential conflicts of interest. BlueBay has established and implemented policies and procedures designed to address such conflicting interests, including a conflicts of interest policy, trade execution and allocation policies and training programs for employees.

A potential conflict of interest may arise as a result of a BlueBay portfolio manager’s responsibility for multiple accounts that have similar investment objectives or strategies as the Fund or otherwise hold, purchase or sell securities that are permitted for the Fund. A potential investment may be suitable for more than one of the portfolio manager’s accounts, and conflict may arise in respect of the allocation and aggregation of securities transactions to accounts. When allocating transactions among accounts it is BlueBay’s policy that all clients should be treated fairly and that, to the extent possible, all clients should receive equitable treatment over time and that no account will receive more favorable treatment or be disadvantaged over other accounts managed by BlueBay.

BlueBay seeks best execution with respect to all securities transactions and has implemented policies and procedures that it believes are reasonably designed to mitigate and manage any potential conflicts. When giving effect to decisions to deal on behalf of clients, the exact nature of the best possible result will be determined by BlueBay by using its commercial judgment and experience in light of market information and taking into account the following criteria: the characteristics of the client, the characteristics of the order, the characteristics of the instrument or product and the characteristics of the brokers, counterparties, exchange or trading system to which the order can be directed. BlueBay is a subsidiary of RBC, a global financial services company with a number of affiliated entities. RBC group entities may be used, where permitted by regulation and the client’s contract, to effect transactions with BlueBay’s clients. Transactions with RBC group entities are executed on an arm’s length basis and in accordance with BlueBay’s best execution obligation.

Other conflicts may arise where a portfolio manager may trade the same trade securities in a personal capacity and also for client accounts. All employees are subject to and must comply with restrictions on engaging in personal transactions pursuant to a personal account dealing policy adopted by BlueBay and which details pre-trade approval, reporting and holding requirements for transactions.

BlueBay has adopted a written code of ethics that is applicable to all employees, partners and staff. Among other things, the code requires BlueBay and its employees, partners and staff to act in clients’ best interest, abide by all applicable regulations, avoid even the appearance of insider trading, and pre-clear and report on many types of personal securities transactions. BlueBay’s restrictions on personal securities trading apply to employees, partners and staff as well as their family members living in the same household. The CCO monitors employee trading, relative to client trading, to ensure that employees do not engage in improper transactions.

The Conflicts of Interest Policy established by BlueBay sets out the most important and/or relevant aspects of the arrangements which BlueBay has put in place to manage potential conflicting interests. BlueBay’s arrangements for managing potential conflicts are reviewed at least annually and whenever a material change occurs that affects BlueBay’s ability to manage its conflicts.

Lazard

Please see conflict of interest disclosure for the Multi-Manager Global Listed Infrastructure Fund on page 98 for a description of potential conflicts of interest for Lazard.

Multi-Manager High Yield Opportunity Fund

DDJ

From time to time, DDJ may encounter potential conflicts of interest with respect to the management of the portion of the Fund that DDJ sub-advises. The following are some examples of such potential conflicts of interest, as well as the procedures implemented by DDJ to minimize the risk of such a conflict causing any harm to this account:

•

DDJ and its portfolio managers may face a potential conflict of interest concurrently managing the portion of the Fund that DDJ sub-advises alongside other client accounts that have a higher management fee or performance fee component, as DDJ may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of, such accounts compared with the portion of the Fund DDJ sub-advises. DDJ has a fiduciary duty to its clients not to favor the account of one client over that of another, without regard to the types and amounts of fees paid by those accounts. Accordingly, to address this potential conflict of interest, DDJ adheres to written initial order and allocation guidelines, which guidelines are designed to ensure the equitable allocation of investment opportunities across all of DDJ’s client accounts without regard to fee structure. Pursuant to these guidelines, a portfolio manager may evaluate several factors, in light of the particular facts and circumstances existing at time of trade, in determining whether or not to place an order for a security that may be suitable for more than one client. The most important factor in determining whether a client will participate in any given trade order is the investment strategy selected by the client and whether/how the particular security under consideration fits the particular investment strategy. However, other factors, such as cash availability, specific investment guidelines and restrictions, appropriate position size, and applicable regulatory concerns, are also typically evaluated by the portfolio manager when placing an order on behalf of a client.

•

When an employee desires to execute a personal trade in a security, if a portfolio believes such an investment may also be appropriate for a DDJ client, a conflict of interest may arise, as such employee may have an incentive to place order first in his or her personal account prior to making a corresponding recommendation for a client, such as the Fund. Similarly, employees may have an incentive to benefit from the market effect of trades in a client account by trading shortly thereafter in their personal accounts. In order to address this conflict of interest, pursuant to the DDJ code of ethics, DDJ has implemented specific blackout periods for certain securities during which time personal trading by portfolio managers (prior to the placement of a client trade in the securities of a particular issuer) and all employees (following the placement and subsequent execution of a client order) is prohibited. In certain cases in order to avoid a potential conflict of interest, DDJ has prohibited the purchase by employees of certain types of securities (e.g., high yield bonds) in their personal accounts altogether.

•

In certain situations, in return for certain “soft dollar” benefits, DDJ may cause the portion of the Fund that DDJ sub-advises to pay commissions higher than those that may be charged by other broker-dealers. This “paying-up” of commissions creates a potential conflict of interest, as DDJ may have an incentive to select or recommend a broker-dealer based on DDJ’s interest in receiving soft dollars and accompanying research services, rather than based on the client’s best interest in receiving the most favorable execution on its transactions. To address any potential conflicts of interest arising in connection with the use of any soft dollars to pay for research services, DDJ, under the direction of the Chief Compliance Officer, complies with the safe harbor regarding the use of client funds to purchase certain research services as established by Section-28(e) of the Exchange Act. Moreover, because DDJ generates soft dollars only by trading publicly-traded equity securities, which are not expected to be a component of the investment strategy pursued by DDJ on behalf of the Fund, DDJ does not believe that this area represents a significant potential conflict of interest.

•

If DDJ identifies a limited investment opportunity that may be suitable for multiple client accounts it advises, the opportunity may be allocated among these several client accounts (or a subset of those client accounts), which may limit the Fund’s ability to take full advantage of the investment opportunity. To address this potential of interest, DDJ has adopted specific procedures designed to ensure the equitable allocation of limited investment opportunities amongst DDJ’s various managed accounts long periods of time.

•

Client accounts managed by DDJ may make an investment in a company in which another client of DDJ holds an investment in a different class of such company’s debt or equity. Although DDJ generally will make such investments only when it believes that such investment is in the best interests of each account and the possibility of actual adversity between such client accounts is remote, there may be instances where the interests of such client accounts, such as the Fund, actually conflict with one another, such as in the event of a bankruptcy or other corporate restructuring of an issuer’s securities. In such circumstances, it is possible that a client’s interests may be subordinated or otherwise adversely affected by DDJ by virtue of the other clients’ involvement and actions relating to their investment in the issuer. Conflict resolution by DDJ in such circumstances may result in one or more clients receiving less consideration and/or less favorable treatment than they may have otherwise received in the absence of such a conflict of interest.

DDJ believes that its compliance policies and procedures, which are reviewed, tested and monitored by DDJ’s Chief Compliance Officer, are appropriately designed to mitigate these and other potential conflicts of interest faced by DDJ.

Loomis Sayles

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts or to a certain group of client accounts. However, the products or services may not be used in connection with the management of some of the accounts which paid commissions to the broker dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ employees may conduct their personal dealings in a manner that is not in the best interests of the clients of Loomis Sayles. To manage this potential conflict, Loomis Sayles has implemented a code of ethics which contains restrictions that are designed to avoid apparent and actual conflicts of interest with clients and inadvertent violations of the securities laws as they relate to personal trading.

The fees that Loomis Sayles charges their own clients and the performance of their products are based upon the value of their clients’ portfolios. Loomis Sayles has the authority to determine the value of securities that are difficult to price (i.e., those that require a fair valuation determination), and in such cases there is an incentive to select a higher price for those securities, when a lower price would be more reasonable. To mitigate that potential conflict, Loomis Sayles has implemented Securities Pricing Policies and Procedures that require pricing personnel to follow specific steps when determining the fair value of a security, and portfolio managers that own the security in client accounts are not permitted to vote on the fair valuation of the security. Finally, the pricing staff personnel are overseen by the Loomis Sayles Pricing Committee and is chaired by the firm’s Chief Compliance Officer.

NBFI

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. NBFI and certain of its portfolio managers including the team responsible for the Multi-Manager High Yield Opportunity Fund manage multiple, but similar, products through different investment vehicles and/or distribution channels (so called “side-by-side” management). For example, a portfolio manager may manage products for some or all of the following client types: institutions, high net worth individuals, wrap program participants and mutual funds. NBFI has adopted policies and procedures designed to address these potential conflicts of interest and to allocate investment opportunities fairly among its clients. While performance among products will inevitably vary among clients and products, NBFI believes that these policies and procedures should be effective in identifying and mitigating favoritism or other potential conflicts of interest which may give rise to such disparate performance. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objective, benchmarks, time horizons or fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Multi-Manager High Yield Opportunity Fund, and which may include transactions that are directly contrary to the positions taken by the Multi-Manager High Yield Opportunity Fund. For example a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which the Multi-Manager High Yield Opportunity Fund also invests. In such a case, the portfolio manager could be seen as harming the performance of the Multi-Manager High Yield Opportunity Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Multi-Manager High Yield Opportunity Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Multi-Manager High Yield Opportunity Fund may outperform the securities selected for the Multi-Manager High Yield Opportunity Fund. Finally, a conflict of interest may arise if NBFI and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Multi-Manager High Yield Opportunity Fund or other accounts for which the portfolio manager is responsible. NBFI seeks to obtain best execution for all trades. Accordingly, NBFI’s policy is to use its best efforts to obtain the best price on every trade given all relevant circumstances using an approved broker. There is no single measure of best execution and although price generally is the most important determinant in any trade, many other factors need to be considered before a trade is executed. The following list displays many of the issues a trader might consider prior to executing a trade. A trader’s decision on what broker to use, what price to execute at, what venue to trade on (electronic markets, over-the-counter markets, etc.), and the timing of the trade will ultimately depend on any or several of these issues and, potentially, others not listed:

•	Price;

•	Size of Transaction;

•	Liquidity of Security;

•	Liquidity of Market;

•	Time Limitations (Market vs. Limit Order);

•	Confidentiality of Transaction;

•	Broker’s Ability to Provide/ Source Liquidity;

•	Client Requested Brokerage Requirements;

•	Broker Clearing Capabilities; and

•	Broker research and trade idea generating ability.

Rigorous testing and verification of NBFI’s adherence to these policies and procedures are an integral part of the NBFI compliance program. The following is a summary of certain key policies and procedures the firm has in place which attempt to avoid or mitigate potential or actual conflicts of interest:

•

All employees must disclose their personal securities accounts to Neuberger Berman upon hire and, in general, must maintain their accounts with the firm or at a firm designated by Neuberger Berman. All securities transactions are reviewed by Neuberger Berman’s Legal and Compliance Department. With limited exceptions, all securities must be held for at least 30 days before they can be sold.

•

The Legal and Compliance Department reviews all trading to ensure that employees do not receive a price which is superior to that which is received by a client. If on any given day an employee receives a better price than a client receives, the price is switched or the employee is disgorged of the difference (minimum exceptions apply).

•	Neuberger Berman’s personnel are not permitted to serve on public for-profit boards.

•	Neuberger Berman generally does not act as principal in its investment advisory transactions.

•	Additional internal reviews by Neuberger Berman’s Legal and Compliance Departments.

Portfolio Manager Compensation Structure

NTI

As of March 31, 2015, the compensation for NTI portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of a Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her equity product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the portfolio manager’s annual cash incentive award is based primarily on the investment performance of the Funds. Performance is measured against the Funds’ benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual cash incentive award is not based on the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Sub-Advisers

Multi-Manager Emerging Markets Equity Fund

Axiom

The compensation received by portfolio managers at Axiom, including the Multi-Manager Emerging Markets Equity Fund’s portfolio managers, includes a base salary, incentive compensation and other retirement plan arrangements as detailed below. Compensation and benefits programs for Axiom are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of Axiom’s investment professionals with the interests of its clients. Overall compensation can be grouped into three categories:

1.	Competitive salary, benchmarked to maintain very competitive compensation opportunities.

2.	Quarterly formulaic bonuses.

3.	Equity ownership distributions.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that Axiom’s investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. Axiom’s portfolio managers also receive semiannual bonuses that are directly correlated with investment performance. The size of the overall bonus pool is impacted by the firm’s overall business success. Individuals’ bonuses, as a share of the pool, are tied directly to the performance of their specific mandates and are based on both absolute and peer group relative performance. Axiom takes into account both short- and long-term performance.

Equity ownership distribution is also a component of compensation at Axiom and is based on an individual’s level of contribution to the overall success of the organization.

Oaktree

The compensation for the portfolio managers for the Fund generally consists of distributions under Oaktree’s equity plan and participation in the profitability of the funds they manage. Equity participation vests over a multi-year period. The value of the portfolio managers’ equity participation is a function of the firm’s profitability and the individual’s responsibilities and performance, and is not specifically dependent on the performance of the Fund or any other client’s asset, on an absolute basis or relative to the applicable specific benchmark or the growth of the Fund’s or any other client’s assets, except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. The portfolio managers also receive a percentage of the profits earned on any client portfolios that they manage. As a result, their compensation generally increases or decreases with the size and performance of such assets.

PanAgora

PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Manager Emerging Markets Equity Fund. PanAgora’s compensation package consists of base salary, a performance-based bonus, and equity incentives. Base salary and the performance bonus account for the majority of an employee’s remuneration. All investment professionals and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses.

All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. The performance bonus elements may comprise cash and/or equity incentives at the discretion of management. PanAgora does not have any fixed targets relating to those elements.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options, under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Pzena

Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate, due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both the quantitative and qualitative factors when determining performance bonuses. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Multi-Manager Emerging Markets Equity Fund relative to the performance of its benchmark. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Longer-term success is required for equity ownership consideration. The portfolio managers for the Multi-Manager Emerging Markets Equity Fund are equity owners of Pzena. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

Westwood

Westwood’s portfolio managers are owners of the firm and are compensated based on their share of company profits.

Multi-Manager Global Listed Infrastructure Fund

BIM

BIM’s investment personnel are incentivized to exceed client objectives of funds or strategies. The desire is to provide these individuals with an attractive compensation package, properly aligning interests with those of clients, BIM and its key professionals. Compensation packages typically include an appropriate balance of current salary, bonus compensation and incentive-oriented compensation tied to client generated performance fees. In addition, portfolio managers, senior analysts and other key personnel receive a portion of their bonus in the form of deferred compensation through BIM’s Long Term Incentive Plan (“LTIP”) to aid in retention of key personnel. LTIP compensation is invested in BIM’s private funds and a multi-year vesting schedule.

In addition to financial compensation, BIM strongly believes its culture is the key to recruiting and retaining personnel. BIM fosters an environment where people are empowered to contribute to the organization. They work in teams composed of competent people, and are given the tools and resources they need to succeed. BIM’s culture fosters a flexible business model which allows nimble decision-making and limits layers of bureaucracy.

Lazard

Portfolio Manager/Analyst Remuneration—Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The portfolio manager/analysts’ bonus is linked to the success of the products they manage. Lazard believes this promotes a longer-term alignment with the performance of the funds and fosters a strong sense of ownership of the business. (The variable component of total compensation constitutes the major proportion of total compensation).

Analysts—The Global Listed Infrastructure analysts are compensated by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The factors upon which total compensation is based include maintenance of current knowledge and opinions, generation and development of investment ideas, quality of security analysis and the ability and willingness to develop and share ideas on a team basis.

Incentives—Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and global analysts are encouraged to travel, develop linguistic skills and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Lazard believes that key professionals are likely to be attracted to and remain with Lazard because Lazard’s compensation structure amply rewards professionals for good performance.

Multi-Manager Global Real Estate Fund

BIM

Please see portfolio manager compensation disclosure for the Multi-Manager Global Listed Infrastructure Fund above for a description of portfolio manager compensation for BIM.

Delaware Investments

Each portfolio manager’s compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one, three, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan—Each named portfolio manager may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. The Plan was adopted in order to: assist Delaware Investments in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware Investments; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan—A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan—A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Multi-Manager International Equity Fund

Altrinsic

Portfolio managers have partnership (“equity”) interest in the firm, participating directly in the firm’s earnings stream and long-term value creation. They also receive a base salary and 401K/profit sharing. The value of the equity and the associated cash flows are solely determined by the team’s long-term investment performance and client satisfaction.

EARNEST Partners

All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of its employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager.

NFJ

Allianz acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Program Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50%/50% between the LTIPA and a Deferral into Funds program (DIF), which enables employees to invest in Allianz’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals typically will be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect.

•	The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz.

•

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

At Allianz, investment professional compensation is tied to a range of different key performance indicators. These key performance indicators are typically split between a 70% quantitative element and a 30% qualitative element.

For most investment professionals, and in particular portfolio managers, the quantitative element is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. For research analysts, the quantitative element is a combination of relative peer group performance and sector model portfolios. For traders, the quantitative element uses a benchmarked trading metric that measures performance relative to an external peer group.

The qualitative element includes topics such as idea sharing, global co-operation and behavior, which reflect Allianz’ core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input.

Asset growth affects investment professional compensation indirectly via Allianz’ LTIPA and Allianz’ overall ability to pay our staff competitively.

A few investment teams, such as those running liquid alternative strategies, have their compensation linked to revenue growth in addition to investment performance and the other factors described. In these instances, compensation is subject to the same principles, such as deferral into LTIPA and Deferral into Funds, as our discretionary compensation structure.

WCM

WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key investment professionals. Compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the team.

Bonuses: Additional compensation comes in the form of bonuses and/or equity distributions.

Being a 100% employee-owned firm, WCM groups its investment professionals into two categories with respect to bonuses and/or equity distributions: Principal Owners (owners of more than the 3% of the firm), and Regular Owners & Others (owners of 0% to 3%).

For Regular Owners & Others, the bulk of this additional cash compensation will be discretionary bonuses. WCM believes that small teams can and do provide better results than “star systems” or “armies of analysts.” It uses a qualitative, discretionary bonus system to incentivize and reward its team members based primarily on their contribution to team results. Individual performance is not ignored, but it does play a subordinate role to team success. These evaluations are made on a regular basis by the research team leaders, utilizing a review system that begins with a return-on-time assessment for each professional and is then reviewed and approved by the firm’s leadership team.

For Principal Owners, all of their cash compensation above the base salary consists of equity distributions, which are determined by firm profitability and ownership percentage. All four of the portfolio managers for the Multi-Manager International Equity Fund fall into this Principal Owner category and together own over 75% of the firm.

Employee Benefit Plan: All employees participate in the WCM Employee Savings Plan (401(k)). The plan allows employee deferrals and also includes a substantial profit-sharing component determined at each year end.

William Blair

The compensation of William Blair’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” The co-portfolio managers for the Fund are partners of William Blair and have compensation consisting of a fixed base salary, a share of the firm’s profits, and a discretionary bonus. Non-partner portfolio managers’ compensation consists of a fixed base salary and discretionary bonus. The discretionary bonus as well as any potential changes to the principals’ ownership stakes is determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and is based entirely on qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients.

Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Multi-Manager Large Cap Fund

Delaware Investments

Please see portfolio manager compensation disclosure for the Multi-Manager Global Real Estate Fund on page 125 for a description of portfolio manager compensation for Delaware Investments.

Huber

The portfolio manager is compensated with a salary and bonus package. The portfolio manager of the Fund is supported by the full research team of Huber. Compensation is used to reward, attract and retain high-quality investment professionals. An investment professional such as the portfolio manager has a base salary and is eligible for an annual bonus, which may be paid in the form of either cash or stock in the firm.

Huber believes consistent execution of its proprietary research process is paramount to its attempt to provide superior risk-adjusted portfolio returns. It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Fund or separate accounts, specific industries within the Fund or separate accounts or to any type of asset or revenue-related objective, other than to the extent that the overall revenues of Huber attributable to such factors may affect the size of Huber’s overall bonus pool.

Jennison

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio manager are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio manager:

•

One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•	Performance for the composite of accounts that includes the portion of the Multi-Manager Large Cap Fund is measured against the Russell 1000 Growth Index.

The qualitative factors reviewed for the portfolio manager may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•

Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

WestEnd

Key personnel are provided with competitive compensation including salaries, bonuses and equity participation. The bonus for the lead portfolio manager of WestEnd’s large-cap core equity strategy will be based primarily on the performance of the strategy. WestEnd’s compensation program supports retention, and the firm’s corporate culture fosters close teamwork, as well as the means for excellence to be recognized and rewarded. No conflicts are present that may impede management of the Fund or other accounts.

Multi-Manager Mid Cap Fund

Geneva

The Fund’s portfolio managers are all managing directors of Geneva, a wholly-owned subsidiary of Henderson Global Investors (North America) Inc. (“Henderson Global Investors”), Geneva’s investment professionals, including portfolio managers, have significant short and long-term financial incentives. In general, the compensation plan is based on pre-defined, objective, measurable investment performance and performance goals that are ambitious, but attainable.

The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. “Profitable asset growth” refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

Managers are also granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors.

LSV

Portfolio managers receive a fixed salary and discretionary bonus, which is a function of overall firm profitability. Each of the portfolio managers is a partner and thereby receives a portion of the overall profit of the firm as part of his or her ownership interest. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. Portfolio manager compensation is not based on account performance. There are no material differences between the portfolio manager compensation plan for the Fund and the compensation plans for other accounts managed by LSV.

Vaughan Nelson

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top performing employees and creating incentives to enhance Vaughan Nelson’s long-term success. Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to

•	Performance of the strategy managed (both absolute and relative to peers);

•	Amount of revenue derived from the strategy managed;

•	Contribution to the development and execution of the firm’s investment philosophy and process; and

•	Participation and effectiveness in performing client service activities and marketing initiatives.

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Multi-Manager Mid Cap Fund and any other accounts managed.

Multi-Manager Small Cap Fund

Cardinal

Cardinal’s portfolio managers receive a fixed base salary, an annual bonus and partnership distributions (if applicable). The annual bonus is based on Cardinal’s net profits. Portfolio managers also participate in standard company benefits, including a 401(k) plan. There are no material differences between how Cardinal portfolio managers are compensated for the Fund and for other managed accounts.

Denver Investments

Denver Investments strives to put the interests of clients first at all times and to create an environment that promotes stability. To that end, the firm offers a competitive compensation structure designed to align its interests with those of its clients.

Compensation for investment professionals generally consists of base salary and profit sharing, as well as possible equity ownership in the firm. In addition, investment professionals are eligible for a performance-based bonus, which emphasizes long-term performance of client portfolios. Importantly, this bonus is based on the performance of the portfolios as a whole, and not the performance of the individual analyst. The firm believes this creates a strong sense of ownership for each investment professional and enhances the collaborative nature of the decision-making process. Ultimately, the firm believes this structure best aligns its interest with those of its clients.

Additionally, Denver Investments believes that offering equity ownership in a 100% employee-owned firm provides the firm with a competitive advantage in attracting and retaining investment talent.

Compensation for portfolio managers who are also partners at the firm consists of a base salary and profit sharing, which is based on the profitability of investment team products and the firm. In addition, they are eligible for a performance-based bonus, which emphasizes long-term performance of client portfolios. Importantly, this bonus is based on the performance of the portfolios as a whole, and not the performance of any individual. The firm believes this creates a strong sense of ownership for each investment professional and enhances the collaborative nature of the decision-making process. Ultimately, the firm believes this structure best aligns its interest with those of its clients.

H&W

H&W’s investment team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals. The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance. Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of H&W using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic. The majority of the portfolio managers own equity in H&W. H&W believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. H&W believes that the combination of competitive compensation levels and equity ownership provides H&W with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in H&W receive their pro rata share of H&W’s profits. Investment professionals may also receive contributions under H&W’s profit sharing/401(k) plan. Finally, H&W maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, H&W has the right to repurchase their ownership thereby increasing the equity bank. There are no material differences between how H&W portfolio managers are compensated for the Fund and for other managed accounts.

Riverbridge

Riverbridge has a very direct incentive method: members of the investment team are owners of the business. This structure directly aligns the pre-tax performance of client portfolios with investment team members’ compensation. The members of the investment team receive a modest base salary. The remainder of their compensation is comprised of a combination of an individual-based performance bonus, as well as a bonus tied to the performance of the overall firm. Each member of the Riverbridge investment team is formally evaluated on a yearly basis with a 360° review. This review largely determines compensation for the year, because our professionals are rewarded by enabling their partners to perform at a higher level as opposed to a zero-sum compensation pool by which one team member’s success means another member receives less. This incentive system enables Riverbridge to retain and attract the type of professionals the firm desires: experienced, entrepreneurial employees whose primary motivation is the client’s success. Riverbridge measures performance over an unlimited time period, but places greater emphasis on the most recent three-year period. The benchmarks used to measure performance include the Russell 2000® Growth, Russell 2000® and the S&P 600 Growth indices. The Riverbridge investment team is not compensated on a different structure or methodology for their management of the Fund versus other accounts they manage.

Summit Creek

The compensation of investment professionals is determined by the success of the firm (i.e., superior results for clients) which is ultimately tied to performance and assets under management. Compensation of investment professionals is made through profit distributions since the portfolio managers own 100% of the firm (a limited liability company). As firm revenues are a product of both performance and asset growth, it is not possible to measure how compensation is impacted by asset growth, but the primary responsibility for the portfolio managers is to generate superior performance for the firm’s clients.

Multi-Manager Emerging Markets Debt Opportunity Fund

BlueBay

Portfolio manager compensation consists of three components: a base salary, a discretionary bonus, and a retention award plan.

All portfolio managers are evaluated and rewarded annually during the yearly compensation review process. BlueBay has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. BlueBay operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to fund performance and takes into account the profitable growth of each investment team’s business.

BlueBay has established a deferral ratio for all partners and employees who are awarded discretionary profit allocations (partners) or discretionary bonuses (employees) over a certain threshold. Partners and employees may also be given additional discretionary awards which are all deferred. All senior portfolio managers are partners. Deferrals will track BlueBay funds and/or a combination of BlueBay funds and the reference index, a shadow equity vehicle aligned to the performance of BlueBay and RBC Global Asset Management. Deferrals will vest on a cliff basis after a period of three years.

Lazard

Please see portfolio manager compensation disclosure for the Multi-Manager Global Listed Infrastructure Fund on page 124 for a description of portfolio manager compensation for Lazard.

Multi-Manager High Yield Opportunity Fund

DDJ

The compensation structure of the portfolio manager and the assistant portfolio manager for the portion of the Fund sub-advised by DDJ is determined by DDJ in accordance with its own internal remuneration policy. As a guiding principle, compensation is structured so that key professionals benefit from staying with DDJ over the long term. As equity owners of DDJ, both the portfolio manager and the assistant portfolio manager receive a fixed guaranteed payment (similar to a base salary for nonequity owners) from the firm, which amount is capped so that a significant portion of each of their compensation is derived from either short-term or long-term variable compensation. The lead portfolio manager for the Fund is highly compensated by virtue of his equity ownership interest in DDJ (which compensation includes pro rata distributions, typically on a quarterly basis, based on DDJ’s profitability). Given his large ownership stake in the firm, the lead portfolio manager for the Fund is not eligible to receive an annual performance bonus. The assistant portfolio manager is similarly compensated by virtue of his smaller equity ownership interest in DDJ, as well as with an annual performance bonus, which is a function of the firm’s profitability, the performance of the investment team, and the assistant portfolio manager’s individual responsibilities and performance as well as a comparison to peers within the industry. Neither the lead portfolio manager nor the assistant portfolio manager’s compensation is specifically dependent on the performance of the Fund, and they are not compensated based on the growth of the Fund’s assets, or any other assets managed by DDJ, except to the extent that such growth contributes to the firm’s overall asset and revenue growth, which in turn contributes to the firm’s overall profitability. Although performance fees do not constitute a significant portion of DDJ’s revenues, both the lead portfolio manager and assistant portfolio manager may also receive a percentage of the performance fee revenue that may be earned by DDJ (and/or one of its affiliates).

Loomis Sayles

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by the portion of the Fund allocated to Loomis Sayles is the Barclays US Corporate High Yield Bond Index. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five- or seven-year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

Most mutual funds are not included in the Loomis Sayles institutional composites, so unlike other managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation.

However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). Certain portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

NBFI

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman considers a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance. It is Neuberger Berman’s foremost goal to create a compensation process that is fair, transparent, and competitive with the market.

Neuberger Berman investment professionals on fixed income portfolio management teams receive a fixed salary and are eligible for an annual bonus. The annual bonus for an individual investment professional is paid from a “bonus pool” made available to the fixed income portfolio management team with which the investment professional is associated. The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In some cases, bonus pools may be subject to a hold-back applied to revenues. Research Analysts who are embedded within fixed income portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.

Incentive Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.

The terms of its long-term retention incentives are as follows:

•

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units of Neuberger Berman owned by all employees. These units are subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, currently certain employees may elect to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance. In implementing this program, Neuberger Berman established additional ways to expand employee-owned equity.

•

Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of employees with the success of the firm and the interests of clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•

Restrictive Covenants. Most investment professionals are subject to notice periods and restrictive covenants which include non-solicit restrictions. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended March 31, 2015 (except as otherwise indicated), the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Christopher E. Vella, CFA	Multi-Manager Emerging Markets Equity Fund	None
	Multi-Manager Global Listed Infrastructure Fund	None
	Multi-Manager Global Real Estate Fund	None
	Multi-Manager Emerging Markets Debt Opportunity Fund	None
	Multi-Manager High Yield Opportunity Fund	None
	Multi-Manager International Equity Fund	None
	Multi-Manager Large Cap Fund	None
	Multi-Manager Mid Cap Fund	None
	Multi-Manager Small Cap Fund	None
Jessica K. Hart	Multi-Manager Emerging Markets Equity Fund	$10,001 – $50,000
	Multi-Manager Global Listed Infrastructure Fund	None
	Multi-Manager Global Real Estate Fund	$10,001 – $50,000
	Multi-Manager Emerging Markets Debt Opportunity Fund	None
	Multi-Manager High Yield Opportunity Fund	None
	Multi-Manager International Equity Fund	None
	Multi-Manager Large Cap Fund	$10,001 – $50,000
	Multi-Manager Mid Cap Fund	None
	Multi-Manager Small Cap Fund	None

PROXY VOTING

Northern Funds has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser have adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:

•	Elect director nominees that sit on more than six public company boards, or, if the nominee is a CEO, more than three public company boards;

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary and the Northern Proxy Voting Policy and Proxy Guidelines, as adopted by the Investment Adviser, are posted in the Account Resources section of the Northern Funds’ web site, www.northernfunds.com. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policy and Proxy Guidelines or an SAI by calling 800-595-9111.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ web site at www.northernfunds.com or the SEC’s web site at www.sec.gov.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC (“NFD”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of each Fund on a continuous basis. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Portland, Maine, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and NFD in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees. In accordance with the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

For the fiscal years or periods indicated below the following Funds paid fees under the Service Plan:

	Fiscal Year Ended March 31, 2015	Fiscal Year or Periods Ended March 31, 2014	Fiscal Year or Periods Ended March 31, 2013
Multi-Manager Emerging Markets Equity Fund	$179,260	$105,260	$68,555
Multi-Manager Global Listed Infrastructure Fund(1)	10,108	942	15
Multi-Manager Global Real Estate Fund	51,656	53,231	25,061
Multi-Manager International Equity Fund	61,961	42,932	30,531
Multi-Manager Large Cap Fund	22,086	11,285	8,353
Multi-Manager Mid Cap Fund	171,893	156,164	131,645
Multi-Manager Small Cap Fund	9,074	6,888	4,203
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	20	0	N/A
Multi-Manager High Yield Opportunity Fund	33,826	61,876	46,339

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager High Yield Opportunity Fund and Multi-Manager International Equity Fund exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of a new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced and will be processed on the next business day in the manner described above.

The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, each Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its non-interested Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board of Trustees; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the Funds’ expenses during the current fiscal year. The result of these reimbursements will be to increase the performance of the Funds during the periods for which the reimbursements are made. The contractual reimbursement arrangements are expected to continue until at least July 31, 2016.

For the fiscal years or periods indicated below, Northern Trust reimbursed expenses for each of the Funds as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year or Period Ended March 31, 2014	Fiscal Year or Period Ended March 31, 2013
Multi-Manager Emerging Markets Equity Fund	$1,849,657	$4,289,858	$3,500,854
Multi-Manager Global Listed Infrastructure Fund(1)	555,183	1,006,418	243,350
Multi-Manager Global Real Estate Fund	1,348,064	3,798,161	3,071,474
Multi-Manager International Equity Fund	2,212,471	3,008,651	2,525,339
Multi-Manager Large Cap Fund	618,030	1,038,661	886,045
Multi-Manager Mid Cap Fund	800,893	2,031,802	1,269,450
Multi-Manager Small Cap Fund	447,579	728,490	491,028
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	208,200	121,493	N/A
Multi-Manager High Yield Opportunity Fund	898,145	2,035,894	1,569,867

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013.

From time to time, NTI may also voluntarily reimburse a portion or all of the fees otherwise payable to NTI with respect to the Funds. Any such voluntary reimbursement would be in addition to NTI’s contractual agreement to reimburse a portion of the Funds’ expenses, and could be implemented, increased or decreased, or discontinued at any time.

NTI did not voluntarily reimburse any fees for the Funds during the fiscal years ended March 31, 2015, 2014 and 2013.

PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain performance information or visit www.northernfunds.com.

Performance reflects expense reimbursements, as previously discussed in this SAI. If such expense reimbursements were not in place, a Fund’s performance would have been reduced.

The Funds calculate their total returns on an “annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Total returns for a Fund also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of a Fund’s shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a Fund for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time their total return on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Fund calculates its “average annual total return” by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P(1 + T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at a Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

Each Fund may compute an “average annual total return-after taxes on distributions” for a Fund by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P(1 + T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at a Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Each Fund may compute its “average annual total return-after taxes on distributions and redemption” by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P(1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at a Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

Each Fund may compute its “aggregate total return” by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The yield of the Multi-Manager Emerging Markets Debt Opportunity Fund is computed based on the Fund’s net income during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, the Fund’s yield is computed by dividing the per share net income during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semiannual basis.

The Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

Yield = 2[{(a-b/cd) + 1}6-1]

Where:	a =	dividends and interest earned during the period;
	b =	expenses accrued for the period (net of reimbursements);
	c =	average daily number of shares outstanding during the period entitled to receive dividends; and
	d =	NAV per share on the last day of the period.

The Multi-Manager Emerging Markets Debt Opportunity Fund’s “tax-equivalent” yield is computed by: (i) dividing the portion of the Fund’s yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from income tax.

GENERAL INFORMATION

Each Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of the Funds may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper, Inc., Morningstar, Inc. or to the S&P 500 Index, the

Consumer Price Index, the Dow Jones Industrial Average, the MSCI ACWI Ex-USA Index, the MSCI Emerging Markets Index, the BofA Merrill Lynch High Yield Master II Constrained Index, the Russell Midcap® Index, the Russell 1000® Index, the Russell 2000® Index, S&P Global Infrastructure Index or the FTSE EPRA/NAREIT Global Index. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Funds. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser and Sub-Advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in a Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships (including MLPs).

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Multi-Manager High Yield Opportunity Fund may invest in municipal instruments, the income of which is exempt from federal income tax. However, unless at least 50% in value of the Fund’s assets consist of such municipal obligations, the Fund will not be able to declare exempt interest dividends. The Fund does not expect to meet this 50% test.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss realized in its taxable years beginning before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of March 31, 2015, the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes:

Fund	Expiring March 31, 2017 (000s)	Expiring March 31, 2018 (000s)
Multi-Manager International Equity	$0	$115,015

The Regulated Investment Company Modernization Act of 2010 changed the carryforward periods for capital loss carryforwards of funds. For capital losses realized in taxable years beginning after December 22, 2010 (the “Enactment Date”), the eight-year limitation has been eliminated, so that any capital losses realized by a Fund in the taxable year beginning after December 22, 2010 and in subsequent taxable years will be permitted to be carried forward indefinitely and will retain their character as short or long term capital losses. Capital loss carryovers from taxable years beginning prior the Enactment Date are still subject to the eight-year limitation. The Code provides for coordination of capital loss carryovers arising in taxable years before and after the Enactment Date by requiring that capital loss carryovers from taxable years beginning after the Enactment Date be applied before capital loss carryovers from taxable years beginning prior to the Enactment Date. This could cause all or a portion of the pre-Enactment Date losses to expire before they can be used.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Multi-Manager Global Real Estate Fund will invest its assets primarily in REITs, some of which will qualify as real estate investment trusts under Subchapter M of Subtitle A, Chapter 1, of the Code (“qualified REITs”). In general, qualified REITs are taxed only on their income that is not distributed to their shareholders. Even if a REIT meets all of the requirements to be generally exempt from federal income tax on its income, under Treasury regulations that have not yet been issued, REITs will be taxed on income, if any, from real estate mortgage investment conducts and possibly income from equity interests in taxable mortgage pools (so-called “excess inclusions”). These regulations may require excess inclusion income of a regulated investment company, such as the Multi-Manager Global Real Estate Fund, be allocated to the shareholders of the regulated investment company with the same consequences as if the shareholders held the interests directly.

With respect to shareholders who are not nominees, the Multi-Manager Global Real Estate Fund must report excess income inclusions to shareholders in two cases:

(i)	If the excess income inclusion received by the Multi-Manager Global Real Estate Fund from all sources exceeds 1% of its gross income, it must inform the non-nominee shareholders of the amount and character of the excess income inclusion allocated to them; and

(ii)	If the Multi-Manager Global Real Estate Fund receives excess income inclusions from a qualified REIT, the excess inclusion income of which in its most recent tax year ending no later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Multi-Manager Global Real Estate Fund must inform its non-nominee shareholders of the amount and character of the excess income inclusion allocated to them from the REIT.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities subject to tax on unrelated business income, and (iii) will not qualify in any reduction in U.S. federal withholding tax for foreign shareholders. In addition, if a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to tax on unrelated business income, and certain other organizations) is a record holder of a share in a regulated investment company, the regulated investment company will be subject to tax on that portion of the excess income inclusion that is allocable to the disqualified person. It is not anticipated that a substantial portion of the Multi-Manager Global Real Estate Fund’s assets will be invested in REITs that generate excess inclusion income.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FOREIGN TAXES

The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year or if the Fund is a qualified fund of funds, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid or deemed paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. A Fund is a qualified fund of funds if at the close of each calendar quarter at least 50% of the value of its assets consists of interests in other regulated investment companies. It is anticipated that the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Real Estate Fund and Multi-Manager International Equity Fund will generally be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid or deemed paid by each Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. A Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by a Fund, and investments in REITs and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

TAXATION OF NON-U.S. INVESTORS ON INVESTMENTS IN U.S. REAL PROPERTY

The Multi-Manager Global Real Estate Fund will invest in equity securities of corporations that invest in U.S. real property. The sale of a U.S. real property interest may trigger special tax consequences to non-U.S. shareholders under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”).

Non-U.S. persons are subject to U.S. tax on a disposition of a U.S. real property interest as if he or she were a U.S. person. If the Multi-Manager Global Real Estate Fund invests more than 50% of its assets in REITs and other U.S. corporations more than 50% of the assets of which are interests in U.S. real estate (“U.S. real property holding corporations” or “USRPHCs”), it will be a “qualified investment entity,” and a look-through rule will apply to distributions that are attributable to gain from the sale or disposition of a U.S. real property interest.

For non-U.S. persons owning more than 5% of the Multi-Manager Global Real Estate Fund at any time during the one year period ending on the distribution date, if the Fund is classified as a U.S. real property holding corporation and qualified investment entity for certain purposes, distributions attributable to distribution of gain from REITs (so-called “FIRPTA gain”) in which the Fund invests will be subject to U.S. withholding tax at a rate of up to 35%. Non-U.S. persons owning 5% or less of the Multi-Manager Global Real Estate Fund are subject to withholding at 30% or a lower treaty rate on distributions attributable to such gain. Certain anti-avoidance rules apply and subject all or a portion of any income or gain to tax under FIRPTA in the case of non-U.S. shareholders that dispose of their interest in the Multi-Manager Global Real Estate Fund during the 30 day period preceding a distribution that would be treated as a distribution from the disposition of a U.S. real property interest and acquires an identical interest during the 60 day period beginning 30 days prior to the distribution and do not receive a distribution in a manner that subjects the non-U.S. shareholders to tax under FIRPTA. These anti-avoidance rules also apply to “substitute dividend payments” and other similar arrangements.

The sale or redemption of shares in the Multi-Manager Global Real Estate Fund will result in FIRPTA gain subject to U.S. withholding and U.S. income tax for a non-U.S. shareholder owning more than 5% of the Fund at any time during the 5-year period ending on the date of sale only if more than 50% of the Fund’s assets are in U.S. real property interests at any time during the shorter of the period the shareholder held the interest in the Fund or the 5-year period ending on the date of the disposition.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s 51 existing series, which represent interests in the Trust’s 51 respective portfolios, nine of which are described in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

As of August 31, 2015, TNTC and its affiliates held of record substantially all of the outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of August 31, 2015, the names and share ownership of the entities or individuals (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603) which held of record or beneficially owned 5% or more of the outstanding shares of any Fund were as follows:

	Number of Shares	% of Fund
Multi-Manager Global Listed Infrastructure Fund
Northern Trust Multi Mgr GLI	5,730,373	5.27%

Multi-Manager Mid Cap Fund
National Financial Services LLC	3,940,172	7.04%

Multi-Manager Emerging Markets Debt Opportunity Fund
Mead Johnson EM Debt	539,268	5.58%
Patterson Foundation	979,053	10.12%
Archdiocese of Galveston Inves.	526,564	5.44%
DKKIM GLI	823,081	8.51%
Sun Health NT Multi Manager	562,072	5.81%

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of August 31, 2015, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Funds and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year or period ended March 31, 2015 (the “Annual Report”), are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Fund Performance,” are incorporated by reference herein. Copies of the Funds’ Semiannual Report and Annual Report may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s web site at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR”—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—“MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are, and must be construed solely as, statements of forward-looking opinions as to the creditworthiness of an issuer, which are based on the quantitative and qualitative analyses done by DBRS in accordance with applicable methodologies, models and criteria (“Methodologies”). Credit ratings are not statements of fact. DBRS credit ratings exclusively address credit risk and not any other types of risk. Although there are numerous non-credit risks that can impact the performance of ratings, these are not captured in credit ratings. Non-credit risks include (among others) market risk, market liquidity risk, covenant risk and non-cumulative risk.

The data and information received on which DBRS bases its opinions is not audited or verified by DBRS. Ratings may be upgraded, downgraded, placed “under review” with the appropriate Implications designation, confirmed and discontinued. Certain ratings are also assigned trends that may change over time.

DRBS uses rating symbols as a concise method of expressing its opinion to the market.

APPENDIX B

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Multi-Manager Global Listed Infrastructure Fund for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and securities futures can also be used by the Multi-Manager Global Listed Infrastructure Fund for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Multi-Manager Global Listed Infrastructure Fund may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser or Sub-Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser or Sub-Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser or Sub-Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser or Sub-Advisers may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s and Sub-Advisers’ ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Funds intend to comply with the regulations of the CFTC exempting them from registration as a “Commodity Pool Operator,” including the annual affirmation requirement that went into effect in 2013. The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.